                              FINANCING AGREEMENT


                           Dated as of July 1, 1999


                                 by and among


                      Gulf States Steel, Inc. of Alabama


                       and the lenders signatory hereto,


                       and ABLECO FINANCE LLC, as Agent,

                               TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I   DEFINITIONS; CERTAIN TERMS................................................................        1

     SECTION 1.01.     Definitions....................................................................        1
                       -----------

     SECTION 1.02.     Terms Generally................................................................       17
                        ---------------

     SECTION 1.03.     Accounting and Other Terms.....................................................       17
                       --------------------------

     SECTION 1.04.     Time References................................................................       17
                       ---------------

ARTICLE II  THE LOANS.................................................................................       18

     SECTION 2.01.     Commitments....................................................................       18
                       -----------

     SECTION 2.02.     Making the Loans...............................................................       18

     SECTION 2.03.     Notes; Repayment of Term Loans and other Obligations...........................       19
                       ----------------------------------------------------

     SECTION 2.04.     Interest.......................................................................       19
                       --------

     SECTION 2.05.     Prepayment of Loans; Term and Termination......................................       20
                       -----------------------------------------

     SECTION 2.06.     Fees...........................................................................       21
                       ----

     SECTION 2.07.     Securitization.................................................................       22
                       --------------

ARTICLE III PAYMENTS AND OTHER COMPENSATION...........................................................       23

     SECTION 3.01.     Payments; Computations and Statements..........................................       23
                       -------------------------------------

     SECTION 3.02.     Payments to Lender Group, Return of Payments...................................       23
                       --------------------------------------------

     SECTION 3.03.     Apportionment and Application of Payments......................................       24
                       -----------------------------------------

     SECTION 3.04.     All Loans to Constitute One Obligation.........................................       26
                       --------------------------------------

     SECTION 3.05.     Loan Account; Statements of Account............................................       26
                       -----------------------------------

ARTICLE IV CONDITIONS TO LOANS........................................................................       26

     SECTION 4.01.     Conditions Precedent to Effectiveness of the Initial Loan......................       26
                       ---------------------------------------------------------

     SECTION 4.02.     Conditions Precedent to Subsequent Loans.......................................       29
                       ----------------------------------------

ARTICLE V    REPRESENTATIONS AND WARRANTIES..................................................................      30

     SECTION 5.01.     Representations and Warranties........................................................      30
                       ------------------------------

ARTICLE VI   COVENANTS OF THE BORROWER.......................................................................      36

     SECTION 6.01.     Affirmative Covenants.................................................................      36
                       ---------------------

     SECTION 6.02.     Negative Covenants....................................................................      43
                       ------------------

ARTICLE VII  STATUS OF COLLATERAL............................................................................      49

     SECTION 7.01.     [intentionally omitted]...............................................................      49
                       -----------------------

     SECTION 7.02.     [intentionally omitted]...............................................................      49
                       -----------------------

     SECTION 7.03.     Status of Collateral..................................................................      49
                       --------------------

     SECTION 7.04.     Collateral Custodian..................................................................      49
                       --------------------

ARTICLE VIII EVENTS OF DEFAULT...............................................................................      50

     SECTION 8.01.     Events of Default.....................................................................      50
                       -----------------

ARTICLE IX   [RESERVED]......................................................................................      52

ARTICLE X    [RESERVED]......................................................................................      52

ARTICLE XI   MISCELLANEOUS...................................................................................      52

     SECTION 11.01.    Notices, Etc..........................................................................      52
                       ------------

     SECTION 11.02.    Amendments, Etc.......................................................................      53
                       ---------------

     SECTION 11.03.    No Waiver; Remedies, Etc..............................................................      54
                       ------------------------

     SECTION 11.04.    Expenses; Taxes, Attorneys' Fees......................................................      54
                       --------------------------------

     SECTION 11.05.    Right of Set-off, Sharing of Payments, Etc............................................      55
                       ------------------------------------------

     SECTION 11.06.    Severability..........................................................................      56
                       ------------

     SECTION 11.07.    Assignments and Participations........................................................      57
                       ------------------------------

     SECTION 11.08.    Counterparts..........................................................................      60
                       ------------

     SECTION 11.09.    GOVERNING LAW.........................................................................      60
                       -------------

     SECTION 11.10.    CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.................................      60
                       -----------------------------------------------------

     SECTION 11.11.    WAIVER OF JURY TRIAL, ETC............................................................       61
                       -------------------------

     SECTION 11.12.    Consent by the Lender Group..........................................................       61
                       ---------------------------

     SECTION 11.13.    No Party Deemed Drafter..............................................................       61
                       -----------------------

     SECTION 11.14.    Reinstatement; Certain Payments......................................................       62
                       -------------------------------

     SECTION 11.15.    Indemnification......................................................................       62
                       ---------------

     SECTION 11.16.    Records..............................................................................       62
                       -------

     SECTION 11.17.    Binding Effect.......................................................................       63
                       --------------

     SECTION 11.18.    [intentionally omitted]..............................................................       63
                       -----------------------

     SECTION 11.19.    Confidentiality......................................................................       63
                       ---------------

     SECTION 11.20.    [intentionally omitted]..............................................................       63
                       -----------------------

     SECTION 11.21.    Power of Attorney....................................................................       63
                       -----------------

     SECTION 11.22.    Concerning the Collateral and Related Loan Documents.................................       64
                       ----------------------------------------------------

     SECTION 11.23.    Field Audits and Examination Reports, Confidentiality; Disclaimers by Lenders;
                       ------------------------------------------------------------------------------
                       Other Reports and Information........................................................       64
                       -----------------------------

ARTICLE XII THE AGENT    ...................................................................................       66

     SECTION 12.01.    Appointment Powers and Immunities; Delegation of Duties, Liability of Agent..........       66
                       ---------------------------------------------------------------------------

     SECTION 12.02.    Reliance by Agent....................................................................       67
                       -----------------

     SECTION 12.03.    Defaults.............................................................................       68
                       --------

     SECTION 12.04.    Rights as a Lender...................................................................       68
                       ------------------

     SECTION 12.05.    Costs and Expenses; Indemnification..................................................       69
                       -----------------------------------

     SECTION 12.06.    Non-Reliance on Agent and Other Lenders..............................................       69
                       ---------------------------------------

     SECTION 12.07.    Failure to Act.......................................................................       70
                       --------------

     SECTION 12.08.    Resignation of Agent.................................................................       70
                       --------------------

     SECTION 12.09.    Collateral Sub-Agents................................................................       70
                       ---------------------

     SECTION 12.10.    Communications by Borrower...........................................................       70
                       --------------------------

     SECTION 12.11.    Collateral Matters...........................................................          74
                       ------------------

     SECTION 12.12.    Restrictions on Actions by Agent and the Lenders; Sharing Payments...........          75
                       ------------------------------------------------------------------

     SECTION 12.13.    Withholding Tax..............................................................          76
                       ---------------

     SECTION 12.14.    Several Obligations; No Liability............................................          77
                       ---------------------------------

                            FINANCING AGREEMENT

          Financing Agreement, dated as of July 1, 1999, by and among Gulf States Steel, Inc. of Alabama, an Alabama corporation ("Borrower"), each of the lenders that is a signatory to this Agreement (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders" or "Lender Group"), and Ableco Finance LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors, if any, "Agent").

                                   RECITALS

          The Borrower has asked the Lender Group to extend credit to the Borrower consisting of (a) a term loan designated as "Term Loan A" in the principal amount of $15,350,000, and (b) a term loan designated as "Term Loan B" in the principal amount of $2,500,000. The proceeds of the term loans shall be used to fund certain capital expenditures and remediation expenses, pay administrative expenses of Borrower's Chapter 11 Case and provide working capital. The Lender Group is willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.

          In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS; CERTAIN TERMS

          SECTION 1.01.  Definitions. As used in this Agreement, the following
                         -----------
terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

          "Account Receivable" means any and all rights of the Borrower to
           ------------------
payment for goods sold and services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

          "Action" has the meaning specified therefor in Section 11.12.
           ------

          "Affiliate" means, as to any Person, any other Person that directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Lender Group or any member thereof be considered an "Affiliate" of Borrower.

          "Agent" means Ableco Finance LLC, a Delaware limited liability
           -----
company, solely in its capacity as Agent for the Lenders, and shall include any successor Agent.

          "Agent Account" means an account at a bank designated by Agent from
           -------------
time to time as the account into which the Borrower shall make all payments to Agent for the benefit of the Lender Group, and into which the Lender Group shall make all payments to Agent, under this Agreement and the other Loan Documents. Initially, until Agent notifies the Borrower and the Lender Group to the contrary, the Agent Account shall be that certain deposit account bearing account number 00102619468 and maintained by Agent with Chase Bank of Texas, N.A. (ABA No.: 113000609; BNA Wires-Clearing-Asset Backed Securities; OBI: Ref:
Alex Ornstein/Ableco Finance/Gulf States Steel).

          "Agent-Related Persons" means Agent and any successor agents thereto,
           ---------------------
together with their respective Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of such Persons and their Affiliates.

          "Agreement" means this Financing Agreement, together with all Exhibits
           ---------
and Schedules hereto.

          "Assignment and Acceptance" has the meaning specified therefor in
           -------------------------
Section 11.07(f).

          "Authorized Officer" means the Chairman, Chief Executive Officer or
           ------------------
Chief Financial Officer of Borrower, or any other officer of Borrower, in each case designated in writing by Borrower to Agent.

          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.
           ---------------
Section 101 et seq.), as amended, and any successor statute.
            ------

          "Bankruptcy Court" means the United States Bankruptcy Court for the
           ----------------
Northern District of Alabama or such other court having original jurisdiction over Borrower's Chapter 11 Case.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States.

          "Borrower" has the meaning specified therefor in the preamble hereto,
           --------
and includes Borrower as a debtor in possession in the Chapter 11 Case of Borrower.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required to close.

          "Capital Expenditures" means, with respect to any Person for any
           --------------------
period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such

Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

          "Capitalized Lease" means, with respect to any Person, any lease of
           -----------------
real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

          "Capitalized Lease Obligations" means, with respect to any Person,
           -----------------------------
obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means (i) with respect to any Person that is a
           -------------
corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

          "Cash and Cash Equivalents" means all cash and any presently existing
           -------------------------
or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

          "Chapter 11 Case" means Borrower's chapter 11 case commenced on or
           ---------------
about July 1, 1999, in the United States Bankruptcy Court for the Northern District of Alabama.

          "Closing Fee" has the meaning specified therefor in Section 2.06(a).
           -----------

          "Code" means the Internal Revenue Code of 1986, as amended (or any
           ----
successor statute thereto) and the regulations thereunder.

          "Collateral" means all of the property and assets and all interests
           ----------
therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations and also includes without limitation all "property of the estate" in Debtor's Chapter 11 Case, as that term is defined in
Section 541 of the Bankruptcy Code.

          "Collections" means all cash, checks, notes, instruments, and other
           -----------
items of payment (including insurance and condemnation proceeds, cash proceeds of sales and other voluntary or involuntary dispositions of property, rental proceeds, and tax refunds).

          "Commitment Fee" has the meaning specified therefor in Section
           --------------
2.06(c).

          "Commitment" means the Term Loan Commitment or the Total Commitment,
           ----------
as the context requires.

          "Commitment Percentage" means, with respect to any Lender, the ratio
           ---------------------
of (i) the amount of the Commitment of such Lender to (ii) the aggregate amount of the Commitments of all of the Lenders.

          "Consolidated EBITDA" means, for any period, the sum of the
           -------------------
consolidated Net Income of the Borrower for such period determined in accordance with GAAP plus (a) the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of consolidated Net Income and without duplication: (i) depreciation expense, (ii) amortization expense, (iii) interest expense, (iv) income tax expense, (v) losses on the sale of fixed assets outside the ordinary course of business, (vi) losses arising from extraordinary items, as determined in accordance with GAAP, (vii) non-cash write-downs of fixed assets, and less the sum of the following amounts for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of Net Income without duplication: (b) (i) gains from extraordinary items (ii) gains on the sale of fixed assets outside of the ordinary course of business, and (iii) non-cash write-ups of fixed assets to the extent included in the determination of such consolidated Net Income.

          "Contingent Obligation" means, with respect to any Person, any
           ---------------------
obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, provided, however, that the term "Contingent Obligation" shall not
         --------  -------
include any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

          "Default" means an event which, with the giving of notice or the lapse
           -------
of time or both, would constitute an Event of Default.

          "Disposition" means any transaction, or series of related
           -----------
transactions, pursuant to which the Borrower sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on
        ---------
ordinary business terms or sales or other dispositions of Permitted Investments.

          "Dollar," "Dollars" and the symbol "$" each means lawful money of the
           ------    -------                  -
United States of America.

          "Effective Date" means:  (i) with respect to Term Loan A,  the date,
           --------------
on or before July 6, 1999, on which all of the conditions precedent set forth in
Section 4.01 are satisfied (or waived by the Lender Group) and the initial Loan is made; and (ii) with respect to Term Loan B, the date after Term Loan A has been funded and after November 1, 1999, on which Borrower requests that Term Loan B be funded and on which all of the conditions precedent set forth in
Section 4.02 are satisfied with respect to Term Loan B (or waived by the Lender Group).

          "Eligible Transferee" means (a) a commercial bank organized under the
           -------------------
laws of the United States, or any state thereof, and having total assets in excess of $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, and having total assets in excess of $100,000,000; provided that such bank is acting through a branch or agency located in the United States; (c) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $100,000,000; (d) any Affiliate (other than individuals) of a pre-existing Lender; (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Borrower; and (f) during the continuation of an Event of Default, any other Person approved by Agent, provided, however, that in no event shall
                                --------  -------
"Eligible Transferee" include a manufacturer of steel products in direct competition with Borrower.

          "Employee Plan" means an employee benefit plan (other than a
           -------------
Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of the Borrower or any of its ERISA Affiliates.

          "Environmental Actions" means any complaint, summons, citation,
           ---------------------
notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of the Borrower or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by the Borrower or any of its Subsidiaries or any predecessor in interest.

          "Environmental Laws" means the Comprehensive Environmental Response,
           ------------------
Compensation and Liability Act (42 U.S.C. (S) 9601, et seq.), the Hazardous
                                                    -- ---
Materials Transportation Act (49 U.S.C. (S) 1801, et seq.).  the Resource
                                                  -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901, et seq.), the Federal Clean
                                                   -- ---
Water Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S) 7401 et
                              -- ---                                          --
seq.),the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.  and the
---                                                        -- ---
Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.) as such laws may
                                                      -- ---
be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Liabilities and Costs" means all liabilities, monetary
           -----------------------------------
obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned the Borrower or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries.

          "Environmental Lien" means any Lien in favor of any Governmental
           ------------------
Authority for Environmental Liabilities and Costs.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means, with respect to any Person, any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

          "Event of Default" means any of the events set forth in Section 8.01.
           ----------------

          "Expense Deposit" means the expense deposit in the amount of $150,000
           ---------------
paid by the Borrower to Agent on or prior to the Effective Date to pay the out-of-pocket costs and expenses of the Lender Group in connection with the performance of due diligence, the appraising and securing of Collateral and other property and assets of the Borrower and the preparation of agreements, instruments and other documents in connection with the transactions contemplated hereby and by the other Loan Documents, and otherwise in connection with the consummation of such transactions.

          "Facility" means Borrower's integrated steel mill located on
           --------
approximately 800 acres in Gadsden, Alabama, including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, and all fixtures, equipment, inventory and other tangible personal property located at or used in connection with such facility.

          "Final Bankruptcy Court Order" means an order of the Bankruptcy Court,
           ----------------------------
in form and substance satisfactory to Agent, finally confirming all of the matters dealt with in the Interim Bankruptcy Court Order.

          "Final Maturity Date" means the date that is one year after the
           -------------------
Effective Date for Term Loan A, or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents or such earlier date which is the effective date for a plan of reorganization confirmed in the Chapter 11 Case of Borrower.

          "Financial Statements" means (i) the audited balance sheet of the
           --------------------
Borrower for the Fiscal Year ended October 31, 1998, and the related statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended and (ii) the unaudited balance sheet of the Borrower for the three months ended April 30, 1999, and the related statement of operations, shareholder's equity and cash flows for the three months then ended.

          "Fiscal Year" means the fiscal year of the Borrower and its
           -----------
Subsidiaries ending on October 31st of each year.

          "Fleet Loan Facility" means that certain debtor-in-possession credit
           -------------------
facility provided by Fleet Capital Corporation to the Borrower pursuant to that certain Post-Petition Loan and Security Agreement dated as of the date hereof among the Borrower, the lender parties thereto and Fleet Financial Corporation, as agent.

          "GAAP" means generally accepted accounting principles in effect from
           ----
time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 6.03 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements.

          "Governmental Authority" means any nation or government, any Federal,
           ----------------------
state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Hazardous Materials" means (a) any element, compound or chemical that
           -------------------
is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances.

          "Indebtedness" means, without duplication, with respect to any Person,
           ------------
(i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was due); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all Contingent Obligations; (viii) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (ix) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (x) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person; and (xi) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

          "Indemnified Matters" has the meaning specified therefor in Section
           -------------------
11.15.

          "Indemnitees" has the meaning specified therefor in Section 11.15.
           -----------

          "Initial Projections" has the meaning specified therefor in Section
           -------------------
5.01(h).

          "Intercreditor Agreement" means the Intercreditor Agreement,
           -----------------------
substantially in the form of Exhibit K, between Agent, and Fleet Capital Corporation, as agent for itself and for the lenders under the Fleet Loan Facility and acknowledged and agreed to by Borrower.

          "Interim Bankruptcy Court Order" means an order of the Bankruptcy
           ------------------------------
Court substantially in the form of Exhibit L attached hereto.

          "Inventory" means all goods and merchandise of the Borrower,
           ---------
including, without limitation, all raw materials, work-in-process, piece goods, trim and finished goods, whether now owned or hereafter acquired.

          "IRS" means the Internal Revenue Service or any successor federal tax
           ---
Governmental Authority.

          "Lease" means any lease of real property to which the Borrower or any
           -----
of its Subsidiaries is a party as lessor or lessee.

          "Lender" and "Lenders" have the respective meanings set forth in the
           ------       -------
preamble to this Agreement, and shall include any other Person made a party to this Agreement as a "Lender" in accordance with the provisions hereof.

          "Lender Group" means, individually and collectively, each of the
           ------------
individual Lenders and Agent.

          "Lender-Related Persons" means, with respect to any Lender, such
           ----------------------
Lender, together with such Lender's Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of such Lender and such Lender's Affiliates.

          "Liabilities" has the meaning specified therefor in Section 2.07.
           -----------

          "Lien" means any mortgage, deed of trust, pledge, lien (statutory or
           ----
otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

          "Loans" means all of the Term Loans and other loans and advances of
           -----
any kind made by the Lender Group pursuant to the Agreement.

          "Loan Account" means an account maintained hereunder by Agent on its
           ------------
books of account, at Agent's office and with respect to the Borrower, in which the Borrower will be charged with all Loans made to, and all other Obligations incurred by, the Borrower.

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
Agreements, the Mortgage, the Intercreditor Agreement, and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or other Obligation.

          "Loan Servicing Fee" has the meaning specified therefor in Section
           ------------------
2.06(b).

          "Material Adverse Effect" means a material adverse effect on any of
           -----------------------
(i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole,
(ii) the ability of Borrower to perform any of its obligations under any Loan Document, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Lender Group under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Lender Group on any of the Collateral.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
or agreement to which such Person or its Subsidiary is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $50,000 or more (other than purchase orders in the ordinary course of the business of such Person and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) or otherwise material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary.

          "Moody's" means Moody's Investors Service, Inc.  and any successor
           -------
thereto.

          "Mortgage" means the Mortgage, Assignment of Leases, Security
           --------
Agreement and Fixture Filing, in form and substance satisfactory to Agent, made by the Borrower in favor of the Lender Group, securing the Obligations and delivered to Agent pursuant to Article IV.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA for which the Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

          "Net Cash Proceeds" means, (i) with respect to any Disposition by any
           -----------------
Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Lien permitted by Section 6.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto reasonably incurred by the Borrower or such Affiliate in connection therewith, (C) transfer taxes paid by the Borrower or such Affiliate in connection therewith and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person, or the sale or issuance by any Person of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal fees and similar fees and commissions.

          "Net Income" means, with respect to any Person for any period, the net
           ----------
income (loss) of such Person and its Subsidiaries for such period, determined in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income.

          "Net Revenues" means, for any period of determination, the aggregate
           ------------
amount of all revenues of Borrower that would, as determined in accordance with GAAP, be classified as gross revenues on the consolidated income statement of Borrower for the relevant accounting period, minus the amount of all sales
                                             -----
credits, discounts, credits as a result of fraud, and any other credits that would, in accordance with GAAP, be charged against gross revenues for that accounting period.

          "Non-Ordinary Course Proceeds" means, collectively, (a) tax refunds of
           ----------------------------
Borrower, (b) net cash proceeds of sales or other voluntary or involuntary dispositions of Equipment or real property of Borrower, (c) net cash proceeds of sales or other issuances of Capital Stock or Subordinated Indebtedness of Borrower, (d) net cash proceeds of sales or other voluntary or involuntary dispositions of other property (other than cash proceeds of sales or other voluntary or involuntary dispositions of Accounts and Inventory) of Borrower not in the ordinary course of business, and (e) net cash proceeds of transactions (other than any sales or other dispositions of property) by Borrower not in the ordinary course of business.

          "Notes" means the Term Notes.
           -----

          "Notice of Borrowing" has the meaning specified therefor in Section
           -------------------
2.02.

          "Obligations" means (i) the obligations of the Borrower to pay, as and
           -----------
when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest, fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of the Borrower to perform or observe all of its obligations from time to time existing under the Loan Documents.

          "Operating Lease Obligations" means all obligations for the payment of
           ---------------------------
rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

          "Participant Register" has the meaning specified therefor in Section
           --------------------
11.07(d).

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
thereto.

          "Permitted Indebtedness" means:
           ----------------------

          (a)  any Indebtedness owing to the Lender Group;

          (b) any other Indebtedness listed on Schedule 6.02(b), but not the extension of maturity, refinancing or modification of the terms thereof;

          (c) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Borrower or any of its Subsidiaries, but only to the extent that the same are not prohibited under the provisions of Sections 6.02(o), and 6.03(c);

          (d) Indebtedness secured by subsection (e) of the definition of Permitted Liens; and

          (e) such other Indebtedness as the Required Lenders may consent to in writing from time to time (in their sole and absolute discretion).

          "Permitted Investments" means (i) marketable direct obligations issued
           ---------------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months from the date of acquisition thereof, (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

          "Permitted Liens" means:
           ---------------

          (a)  Liens securing the Obligations;

          (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 6.01(c);

          (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Lender Group's Liens on Collateral) in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (d) Liens described on Schedule 6.02(a), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

          (e) (i) purchase money Liens on property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such property or Indebtedness incurred solely for the purpose of financing the acquisition of such property or (ii) Liens existing on such property at the time of its acquisition; provided, however, that (A) no
                                                 --------  -------
such Lien shall extend to or cover any other property of the Borrower or any of its Subsidiaries, (B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of 80% of the fair market value or the cost of the property so held or acquired and (C) the aggregate principal amount of all purchase money Liens on property acquired by the Borrower or any of its Subsidiaries after date of this Agreement shall not exceed at any one time outstanding $2,000,000;

          (f) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

          (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by the Borrower or any of its Subsidiaries in the normal conduct of such Person's business; and

          (h) such other Liens as the Required Lenders may consent to in writing from time to time (in their sole and absolute discretion).

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

          "Post-Default Rate" means a rate of interest per annum equal to the
           -----------------
rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2%.

          "Pro Rata Share means:
           --------------

          (a) with respect to a Lender's obligation to make Term Loan A and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, as set forth on Schedule C-1, by (ii) the
                                                 ------------
aggregate Term Loan A Commitments of all Lenders, as set forth on Schedule C- 1.
                                                                  -------------

          (b) with respect to a Lender's obligation to make Term Loan B and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, as set forth on Schedule C-1, by (ii) the
                                                 ------------
aggregate Term Loan B Commitments of all Lenders, as set forth on Schedule C-1.;
                                                                  ------------
and

          (c) with respect to all other matters (including the indemnification obligations arising under Section 12.05), the percentage obtained by dividing
(i) such Lender's Total Commitments to make Loans, as set forth on Schedule C-1,
                                                                   ------------
by (ii) the aggregate Total Commitments of all Lenders, as set forth on Schedule
                                                                        --------
C-1.
---

          "Rating Agencies" has the meaning specified therefor in Section 2.07.
           ---------------

          "Reference Bank" means The Chase Manhattan Bank, its successors or any
           --------------
other money center commercial bank designated by the Lender Group to the Borrower from time to time.

          "Reference Rate" means the rate of interest publicly announced by the
           --------------
Reference Bank in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Register" has the meaning specified therefor in Section 11.07(c).
           --------

          "Registered Loan" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Registered Note" has the meaning specified therefor in Section
           ---------------
2.03(c).

          "Regulation T", "Regulation U", and "Regulation X" mean, respectively,
           ------------    ------------        ------------
Regulations T, U, and X of the Board or any successor, as the same may be amended or supplemented from time to time.

          "Release" means any spilling, leaking, pumping, pouring, emitting,
           -------
emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

          "Remedial Action" means all actions taken to (i) clean up, remove,
           ---------------
remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

          "Reportable Event" means an event described in Section 4043 of ERISA
           ----------------
(other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

          "Required Lenders" means, at any time, Lenders whose Pro Rata Shares
           ----------------
aggregate at least 51% of the Commitments or, if the Commitments shall have been terminated irrevocably, Lenders holding at least 51% of the Obligations then outstanding.

          "SEC" means the Securities and Exchange Commission or any other
           ---
similar or successor agency of the Federal government administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

          "Securitization" has the meaning specified therefor in Section 2.07.
           --------------

          "Securitization Party" the meaning specified therefor in Section 2.07.
           --------------------

          "Security Agreement" means the Security Agreement made by the Borrower
           ------------------
in favor of the Lender Group, substantially in the form of Exhibit D.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a
           -----------------
division of The McGraw-Hill Companies, Inc.  and any successor thereto.

          "Subordinated Indebtedness" means either Indebtedness of the Borrower
           -------------------------
in favor of a third Person which has been subordinated to all Indebtedness of the Borrower under the Loan Documents by an order of the Bankruptcy Court, or Indebtedness, the terms of which are satisfactory to the Lender Group and which has been expressly subordinated in right of payment to all Indebtedness of the Borrower under the Loan Documents (i) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Required Lenders, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) satisfactory to the Lender Group

          "Subsidiary" means, with respect to any Person at any date, any
           ----------
corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation,
(B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

          "Term Loan A" means the Loan described in Section 2.01(a) made by a
           -----------
Term Loan A Lender to the Borrower on the Effective Date pursuant to Section 2.01(a).

          "Term Loan A Commitment" means, for each Lender, the commitment of
           ----------------------
such Lender to make Term Loan A, in the principal amount with respect to each such Lender equal to the amount set forth opposite the name of such Lender under Term Loan A Commitment on Schedule C-1.
                          ------------

          "Term Loan A Lenders" means, individually and collectively, each of
           -------------------
the Lenders with a Term Loan A Commitment greater than zero.

          "Term Loan B" means the Loan described in Section 2.01(b) made by a
           -----------
Term Loan B Lender to the Borrower on the Effective Date pursuant to Section 2.01(b).

          "Term Loan B Commitment" means, for each Lender, the commitment of
           ----------------------
such Lender to make Term Loan B, in the principal amount with respect to each such Lender equal to the amount set forth opposite the name of such Lender under Term Loan B Commitment on Schedule C-1.
                          ------------

          "Term Loan B Lenders" means, individually and collectively, each of
           -------------------
the Lenders with a Term Loan B Commitment greater than zero.

          "Term Loans" means, individually and collectively, the Term Loans A
           ----------
and the Term Loans B.

          "Term Note A" means, individually and collectively, the promissory
           -----------
notes of the Borrower, substantially in the form of Exhibit B-1, made payable to the order of each Term Loan A Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrower of such Lender's Term Loan A and delivered to such Lender pursuant to Article IV, as each such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.
The term "Term Note A" shall include any Registered Note evidencing a Term Loan A or portion thereof and delivered pursuant to Section 2.03(c).

          "Term Note B" means, individually and collectively, the promissory
           -----------
notes of the Borrower, substantially in the form of Exhibit B-2, made payable to the order of each Term Loan B Lender, evidencing the Indebtedness resulting from the making by such Lender to the Borrower of such Lender's Term Loan B and delivered to such Lender pursuant to Article IV, as each such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.
The
term "Term Note B" shall include any Registered Note evidencing a Term Loan
B or portion thereof and delivered pursuant to Section 2.03(c).

          "Term Notes" means, individually and collectively, the Term Notes A
           ----------
and the Term Notes B.

          "Termination Event" means (i) a Reportable Event with respect to any
           -----------------
Employee Plan, (ii) any event that causes the Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

          "Title Insurance Policy" means the mortgagee's loan policy, together
           ----------------------
with all indorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory in form and substance to Agent, insuring the Lien created by the Mortgage in an amount and on terms satisfactory to Agent, delivered to the Lender Group pursuant to Article III hereof .

          "Total Commitment" means, for each Lender, the obligation of such
           ----------------
Lender to fund Loans, with respect to each type of Loan in the amount set forth opposite the name of such Lender under the Commitment relative to such Loan type on Schedule C-1, and in an aggregate amount will respect to such Lender equal to
   ------------
the amount set forth opposite the name of such Lender under Total Commitment on Schedule C-1.
------------

          "Triggering Event" means, with respect to the Chapter 11 Case of
           ----------------
Borrower, (a) the conversion of the Chapter 11 to a Chapter 7 case, (b) the appointment of a trustee under Section 1104(a) or (c) of the Bankruptcy Code, or the appointment of an examiner under Section 1104(c) of the Bankruptcy Code with enlarged powers beyond those set forth in paragraphs (3) and (4) of Section 1106(a) of the Bankruptcy Code, (c) the entry of an order providing for dismissal of the Chapter 11 case, unless such order provides for the concurrent payment in full in cash of all of the Obligations, (d) the entry of an order providing for a superpriority claim of administration that is not expressly subordinated to those of the Lender Group, except for any such claims granted in connection with the Fleet Loan Facility, (e) either the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order is reversed, vacated, modified, amended or stayed, whether or not sustained on appeal or stayed during any appeal period, (f) either the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order or this Agreement shall for any reason cease to be valid and binding or enforceable against the Borrower, or the Borrower so states in writing, (g) the Borrower commences or joins in or does not contest in good faith any legal proceeding (i) to contest in any manner the validity or enforceability of any provision of either the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order or this Agreement, or (ii) to assert in any manner that the Borrower has no further obligation or liability under either the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order or this Agreement, (h) the entry of an order confirming any plan of reorganization that provides for any treatment of the Obligations other than payment in full in cash on the effective date of such plan, or (i) the entry of an order or orders granting relief from stay to any creditor (other than the Lender Group) as to any assets of Borrower having aggregate book values in excess of $100,000, unless approved in writing by Agent, or (j) any party in interest files any application or motion or other pleading with the Bankruptcy Court seeking any of the above and such proceeding is not contested in good faith by Borrower.

     "WARN" has the meaning specified therefor in Section 5.01(j).
      ----

     SECTION 1.02. Terms Generally. The definitions of terms herein shall apply
                   ---------------
equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof'" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by the Lender Group or any member thereof include good faith estimates by the Lender Group or such member thereof (in the case of quantitative determinations) and good faith beliefs by the Lender Group or such member thereof (in the case of qualitative determinations).

     SECTION 1.03. Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 1.04.  Time References. Unless otherwise indicated herein, all
                    ---------------
references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation
                          --------  -------
of fees or interest payable to the Lender Group, such period shall in any event consist of at least one full day.

                                  ARTICLE II

                                   THE LOANS

     SECTION 2.01.  Commitments.
                    -----------

     (a) (i) The Term Loan A Lenders agree, ratably in accordance with their respective Term Loan A Commitments, and on the terms and conditions hereinafter set forth (including subject to the satisfaction of the applicable conditions precedent set forth in Article IV hereof), to make term loans (collectively,
                       ----------
"Term Loan A") to the Borrower on or after the Effective Date in an aggregate
 -----------
principal amount of $15,350,000, a maximum of $6,350,000 of which will be disbursed after the entry of the Interim Bankruptcy Court Order and prior to the entry of the Final Bankruptcy Court Order, in each case, less all fees, costs and expenses owed by Borrower to the Term Loan A Lenders under this Agreement including, but not limited to, Lenders' attorneys fees, all mortgage recording fees or taxes, title insurance policy fees, appraisal fees and fees arising under section 2.06 of this Agreement, and with respect to the second funding of Term Loan A, less the amount of any reserve that Agent may determine to be appropriate, in Agent's sole and absolute discretion, on account of matters disclosed by the title report relating to Borrower's Facility and matters disclosed by UCC searches with respect to personal property of Borrower, which Term Loan A shall be repayable in accordance with the terms hereof and of Term Note A, shall be secured by all of the Collateral, and shall constitute Obligations. Any principal amount of Term Loan A which is repaid or prepaid by the Borrower may not be reborrowed.

          (ii) The Term Loan B Lenders agree, ratably in accordance with their respective Term Loan B Commitments, and on the terms and conditions hereinafter set forth (including subject to the satisfaction of the applicable conditions precedent set forth in Article IV hereof), to make term loans (collectively, "Term Loan B") to the Borrower on the Effective Date applicable to Term Loan B
 -----------
in an aggregate principal amount of $2,500,000 less all fees, costs and expenses owed by Borrower to the Term Loan B Lenders under this Agreement including, but not limited to, Lenders' attorneys fees, all mortgage recording fees or taxes, title insurance policy fees, appraisal fees and fees arising under section 2.06 of this Agreement, which Term Loan B shall be repayable in accordance with the terms hereof and of Term Note B, shall be secured by all of the Collateral, and shall constitute Obligations. Any principal amount of Term Loan B which is repaid or prepaid by the Borrower may not be reborrowed.

     SECTION 2.02.  Making the Loans.

     The Borrower shall give Agent prior telephone notice (immediately confirmed in writing, in substantially the form of Exhibit G hereto (a "Notice of
                                                              ---------
Borrowing")), not later than 9:00 a.m. (New York City time) five Business Days
---------
prior to the date of the proposed Loan. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan,
(ii) the use of the proceeds of such proposed Loan, and (iii) the proposed borrowing date, which must be a Business Day, and must be on or promptly after the Effective Date (and after the entry of the Final Bankruptcy Court Order in the case of the second funding of Term Loan A). Agent may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Borrower (or from any

Authorized Officer thereof designated in writing purportedly from the Borrower to Agent). The Borrower hereby waives the right to dispute Agent's record of the terms of any such telephonic Notice of Borrowing. Each Notice of Borrowing shall be irrevocable and binding on the Borrower. Agent on behalf of the Lender Group will make the proceeds of such Loan available to the Borrower on the day of the proposed Loan by causing an amount, in immediately available funds, to be deposited in an account designated by the Borrower to Agent at a commercial bank reasonably satisfactory to Agent.

     SECTION 2.03. Notes; Repayment of Term Loans and other Obligations.
                   ----------------------------------------------------

     (a)  (i)     As to each Term Loan A Lender, the Term Loan A of such Lender shall be evidenced by a single Term Note A, duly executed on behalf of the Borrower, dated the Effective Date, and delivered to and made payable to the order of such Lender in a principal amount equal to the amount of such Lender's Term Loan A Commitment.

          (ii) As to each Term Loan B Lender, the Term Loan B of such Lender shall be evidenced by a single Term Note B, duly executed on behalf of the Borrower, dated the Effective Date, and delivered to and made payable to the order of such Lender in a principal amount equal to the amount of such Lender's Term Loan B Commitment.

     (b) The outstanding principal of each Loan, together with all other Obligations, shall be due and payable on the Final Maturity Date.

     (c)  The Borrower agrees to record each Loan on the Register referred to in
Section 11.07(c).  Each Loan recorded on the Register (the "Registered Loan")
                                                            ---------------
may not be evidenced by promissory notes other than the Term Note each of which is a Registered Note (as defined below). Upon the registration of any Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of any Lender, to execute and deliver to such Lender a promissory note in registered form to evidence such Registered Loan (i.e. containing the registered note language set forth in Exhibits B-1 and B-2 hereto) and registered as provided in Section 11.07(c) (a "Registered Note"), payable to the
                                               ---------------
order of such Lender and otherwise duly completed. Once recorded on the Register, the Loan or Loans evidenced by such Note may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

     SECTION 2.04.  Interest.
                    --------

     (a)    Loans. The Term Loans shall bear interest on the principal amount
            -----
thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to:

               (i) with respect to the Term Loans A, the Reference Rate plus five percent (5%).

               (ii) with respect to the Term Loans B, the Reference Rate plus eight and one half percent (8.5%), of which three and one half percent (3.5%) per annum shall be payable "in kind" and added to the outstanding principal balance of Term Loan B, and shall thereafter accrue interest as principal and shall be payable in the same manner as principal.

     (b)    Default Interest. To the extent permitted by law, upon the
            ----------------
occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, and all fees, indemnities or any other Obligations of the Borrower under this Agreement, the Notes and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

     (c)    Interest Payment. Interest on each Loan shall be payable monthly, in
            ----------------
arrears, on the first day of each month commencing on August 1, 1999 and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand.

     SECTION 2.05.  Prepayment of Loans; Term and Termination.
                    -----------------------------------------

     (a)    Reserved.
            --------

     (b)    Optional Prepayment. The Borrower may, upon at least three Business
            -------------------
Days' prior written notice to Agent, prepay the principal of the Term Loans in whole or in part and ratably in accordance with the applicable Lenders' Pro Rata Shares as to the Term Loans being prepaid. Any amounts paid or prepaid on the Term Loans may not be subsequently reborrowed.

     (c)    Mandatory Prepayment. Dispositions; Casualty Events. Immediately
            --------------------
upon any Disposition by the Borrower and/or the receipt of any Non-Ordinary Course Proceeds by Borrower in excess of $50,000 in the aggregate, the Borrower shall prepay the outstanding principal of the Term Loans in an amount equal to 100% of the Net Cash Proceeds and Non-Ordinary Course Proceeds received by the Borrower in connection with such Disposition. Upon the loss, destruction or taking by condemnation of any Collateral, the Borrower shall prepay the outstanding principal of the Term Loans in an amount equal to 100% of the proceeds received by the Borrower in excess of $50,000 in the aggregate in connection therewith, net of any reasonable expenses incurred in collecting such net proceeds. Any amounts paid or prepaid on the Term Loans may not be subsequently reborrowed.

     (d)    Application of Payments. Each prepayment of principal pursuant to
            -----------------------
subsections (b) or (c) above shall be applied first against the remaining principal of Term Loan A, and second against the remaining principal of Term Loan B.

     (e)    Interest and Fees. Any prepayment made pursuant to this Section 2.05
            -----------------
shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loans to zero, such prepayment shall be accompanied by the payment of the fees accrued to such date pursuant to Section 2.06.

     (f)    Cumulative Prepayments. Except as otherwise expressly provided in
            ----------------------
this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

     (g)    Term of Agreement. Subject to the right of the Lender Group to cease
            -----------------
making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for the period commencing on the Effective Date and ending on the Final Maturity Date, unless sooner terminated as provided in Section 2.05(h).

     (h)    Termination of Agreement by Lender Group. Agent (acting on the
            ----------------------------------------
written instructions of the Required Lenders) may terminate this Agreement at any time upon or after the occurrence of an Event of Default without notice to Borrower. Agent will attempt to provide Borrower with prompt notice of such termination, however, the failure to provide such notice or to promptly provide such notice shall in no way alter the effectiveness of such termination.

     (i)    Effect of Termination. All of the Obligations shall be immediately
            ---------------------
due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of the Borrower contained in the Loan Documents shall survive any such termination, and, notwithstanding such termination, Agent shall retain its Liens in the Collateral for the benefit of the Lender Group, and the Lender Group shall retain all of its rights and remedies under the Loan Documents, until the Borrower has paid to Agent, for the account of the Lender Group, all of Borrower's Obligations to the Lender Group, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Agent shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage the Lender Group may incur as a result of dishonored checks or other items of payment received by the Lender Group from the Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (a) have received a written agreement, executed by the Borrower and by any Person whose loans or other advances to the Borrower are used in whole or in part to satisfy the Obligations, indemnifying the Lender Group from any such loss or damage, or
(b) have retained such monetary reserves, and Agent shall have retained such Liens on the Collateral, for such period of time as Agent, in its reasonable discretion, may deem necessary to protect the Lender Group from any such loss or damage.

     SECTION 2.06.  Fees.
                    ----

     (a)    Closing Fee. On or prior to the Effective Date applicable to Term
            -----------
Loan A, the Borrower shall pay to Agent for the ratable benefit of the Lenders a non-refundable closing fee (the "Closing Fee") equal to $218,750.00.
                                 -----------

     (b)    Loan Servicing Fee. From and after the Effective Date and until the
            ------------------
Final Maturity Date, the Borrower shall pay to Agent for its sole and separate account a non-refundable loan servicing fee (the "Loan Servicing Fee") equal to
                                                  ------------------
$10,000 each quarter, payable quarterly in advance, with the first such payment due and payable on the Effective Date for Term Loan A, and the second such payment due and payable on October 1, 1999, and thereafter, on the first day of each January, April, July, and October of each year, and on the date the Loans shall be paid in full.

     (c)    Commitment Fee. Borrower shall pay to Agent for the ratable benefit
            --------------
of the Lenders a non-refundable commitment fee of $131,250, which fee has heretofore been fully earned by the Lenders upon their issuance of their commitment to make the Loans provided for hereunder.

     (d)    Term Loan B Funding Fee. On or prior to the Effective Date
            -----------------------
applicable to Term Loan B, Borrower shall pay to the Agent for the ratable benefit of the Term Loan B Lenders a funding fee in the amount of $100,000 .

     (e)    Success Fee. Borrower shall pay to the Agent for the ratable benefit
            -----------
of the Lenders a success fee upon the payment in full of the Obligations in an amount equal to: (i) $125,000 if the payment in full of the Obligations occurs within 120 calendar days after the Effective Date applicable to Term Loan A;
(ii) $250,000 if the payment in full of the Obligations occurs between 121 and 240 calendar days after the Effective Date applicable to Term Loan A; and (iii) $500,000 if the payment in full of the Obligations occurs later than 241 calendar days after the Effective Date applicable to Term Loan A.

     SECTION 2.07.  Securitization. The Borrower hereby acknowledges that the
                    --------------
Lenders and any of their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for
 --------------
loans to such Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to such Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating
                                                                      ------
Agencies"). The Borrower shall cooperate with such Lenders and their Affiliates
--------
to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by such Lenders, in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose
-------- ----
material additional costs on the Borrower and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial terms of the Loans, (b) providing such information as may be reasonably requested by such Lenders, in connection with the rating of the Loans or the Securitization, (c) providing in connection with any rating of the Loans, a certificate (i) agreeing to indemnify such Lenders and any of their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which such Lenders, their
                                     -----------
Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of the Borrower and its Affiliates to the Lender Group in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by such Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse such Lenders and any of their Affiliates and other Securitization Parties for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities; and (d) providing such information regarding and its Subsidiaries and Affiliates, the

Collateral and other property, assets and business of the Borrower (including appraisals and valuations) as may be reasonably requested by such Lenders or their successors or assignees.

                                  ARTICLE III

                        PAYMENTS AND OTHER COMPENSATION

     SECTION 3.01.  Payments; Computations and Statements. The Borrower will
                    -------------------------------------
make each payment under this Agreement, the Notes and the other Loan Documents (whether of principal, interest, fees, expense reimbursements or otherwise) not later than 11:00 a.m. (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to Agent for the benefit of the Lender Group at the Agent Account. All such payments received by the Agent for the benefit of the Lender Group after 11:00 a.m. (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All such payments shall be made by the Borrower to the Agent without defense, set-off or counterclaim. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of interest and fees shall be made by the Lender Group on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. Each determination by the Lender Group of an interest rate, fees or expense reimbursement hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

     SECTION 3.02.  Payments to Lender Group, Return of Payments.
                    --------------------------------------------

     (a) Each payment received by Agent under this Agreement of any Obligation for the account of any member of the Lender Group shall be paid by Agent promptly to such member of the Lender Group, in immediately available funds, to the account of such member of the Lender Group as specified from time to time by such member of the Lender Group in a written notice to Agent.

     (b) Unless Agent receives notice from the Borrower prior to the date on which any payment is due to the Lender Group that the Borrower will not make such payment in full as and when required, Agent may assume that the Borrower has made such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to the applicable members of the Lender Group on such due date an amount equal to the amount then due such member of the Lender Group. If and to the extent the Borrower has not made such payment in full to Agent, each member of the Lender Group shall repay to Agent on demand such amount distributed to such member of the Lender Group, together with interest thereon at the Reference Rate for each day from the date such amount is distributed to such member of the Lender Group until the date repaid by such member of the Lender Group.

     SECTION 3.03.  Apportionment and Application of Payments. Aggregate
                    -----------------------------------------
principal payments and interest payments shall be apportioned ratably among the Lenders (according to their applicable Pro Rata Shares) and payments of the fees (other than as specifically provided in Section 2.06(d) and other than fees designated for Agent's sole and separate account) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments (except, so long as no Event of Default has occurred and is continuing, for payments designated in writing by Borrower to Agent as a prepayment of specific Loans hereunder, which may be so applied) and all Collections and all proceeds of Collateral received by Agent, shall be applied as follows:

     (a) unless all of the Obligations have become or been declared due and payable:

          (i) all Non-Ordinary Course Proceeds consisting of cash proceeds of sales or other issuances of the Capital Stock or Subordinated Indebtedness of the Borrower (to the extent permitted hereunder) shall be applied in the following order:

               first, to pay any fees, or expense reimbursements then due to Agent from the Borrower until paid in full;

               second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower until paid in full;

               third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

               fourth, to pay any other Obligations due to the Lender Group (but exclusive of principal of the Term Loans);

               fifth, if and to the extent the Borrower elects in writing to do so pursuant to a notice to Agent, to Principal of Term Loan A until paid in full; and

               sixth, if and to the extent the Borrower elects in writing to do so pursuant to a notice to Agent, to pay or prepay principal of Term Loan B until paid in full.

          (ii) all other Non-Ordinary Course Proceeds shall be applied in the following order:

               first, to pay any fees, or expense reimbursements then due to Agent from the Borrower until paid in full;

               second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower until paid in full;

                      third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with each of the Loans);

                      fourth, to pay or prepay principal of Term Loan A until paid in full;

                      fifth, to pay or prepay principal of Term Loan B until paid in full; and

                      sixth, to pay any other Obligations due to the Lender
                      Group.

              (iii) all other Collections and all other proceeds of Collateral shall be applied in the following order:

                      first, to pay any fees, or expense reimbursements then due to Agent from the Borrower until paid in full;

                      second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower until paid in full;

                      third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans); and

                      fourth, to pay any other Obligations due to the Lender Group.

     (b) from and after the date that all Obligations have become, or been declared by the Lender Group, due and payable or that all Obligations and Collateral have become, or been declared by the Lender Group, in liquidation, all Collections and all other proceeds of Collateral (irrespective of whether constituting Non-Ordinary Course Proceeds) shall be applied in the following order:

                      first, to pay any fees, or expense reimbursements then due to Agent from the Borrower until paid in full;

                      second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower until paid in full;

                      third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                      fourth, to pay or prepay principal of the Term Loans, ratably until paid in full; and
               fifth, to pay any other Obligations due to the Lender Group.

     SECTION 3.04.  All Loans to Constitute One Obligation. The Loans shall
                    --------------------------------------
constitute one general Obligation of the Borrower, and shall be secured by Agent's Lien upon all of the Collateral, for the benefit of the Lender Group.

     SECTION 3.05.  Loan Account; Statements of Account. Agent shall enter all
                    -----------------------------------
Loans as debits to the Loan Account and also shall record in the Loan Account all payments made by the Borrower on any Obligations and all proceeds of Collateral which are finally paid to the Lender Group, and may record therein, in accordance with its customary practices, other debits and credits, including interest and all charges and expenses properly chargeable to the Borrower. Agent will account to the Borrower monthly with a statement of Loans, charges, and payments made pursuant to this Agreement, and such accounting rendered by Agent shall be deemed final, binding and conclusive upon the Borrower unless Agent is notified by the Borrower in writing to the contrary within 30 days of the date each accounting is mailed to the Borrower. Such notice only shall be deemed an objection to those items specifically objected to therein.

                                  ARTICLE IV

                              CONDITIONS TO LOANS

     SECTION 4.01.  Conditions Precedent to Effectiveness of the Initial Loan.
                    ---------------------------------------------------------
The obligation of the Lender Group to make the initial Loan is subject to the fulfillment, in a manner satisfactory to Agent, of each of the following conditions precedent:

     (a) Payment of Fees, Etc.  The Borrower shall have paid on or before the
         --------------------
date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 (it being understood that the Expense Deposit will be applied to reduce the amount of such fees, costs, expenses and taxes).

     (b) Representations and Warranties; No Event of Default. The following
         ---------------------------------------------------
statements shall be true and correct: (i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Lender Group pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms, both immediately before and immediately after giving effect to the initial Loan.

     (c) Legality. The making of the initial Loan shall not contravene any law,
         --------
rule or regulation applicable to the Lender Group or the Borrower.

     (d) Delivery of Documents.  Agent shall have received on or before the
         ---------------------
Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

        (i) (A) with respect to each Term Loan A Lender, the Term Note A payable to the order of such Lender, duly executed by the Borrower; and (B) with respect to each Term Loan B Lender, the Term Note B payable to the order of such Lender, duly executed by the Borrower;

        (ii) a copy of the entered Interim Bankruptcy Court Order or the entered final Bankruptcy Court Order (which must be entered no later than 25 calendar days after entry of the Interim Bankruptcy Court Order), as appropriate, in form and substance satisfactory to Lenders, with file stamps indicating that the same has been entered by the clerk of the Bankruptcy Court in the docket of the Chapter 11 Case of the Borrower;

        (iii)  the Security Agreement, duly executed by the Borrower;

        (iv)   the Mortgage, duly executed and acknowledged by Borrower;

        (v) evidence of the recording of the Mortgage in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect each Lien purported to be created thereby or to otherwise protect the rights of the Lender Group thereunder;

        (vi) the Title Insurance Policy evidencing the absence of any liens on the Borrower's real property subject to the Mortgage that have priority over the Liens in favor of Lenders under the Mortgage or otherwise;

        (vii) the Intercreditor Agreement, duly executed by each of the parties thereto other than the Lender Group;

        (viii) appropriate financing statements on Form UCC-1, duly executed by the Borrower and in form to be filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the security interests purported to be created by the Security Agreement and the Mortgage;

        (ix) copies of all effective financing statements against Borrower, none of which, except as to Permitted Liens and except as otherwise agreed in writing by Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by Agent, shall not show any such Liens;

        (x) a copy of the resolutions of the Borrower, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which the Borrower is or will be a party, and (B) the execution, delivery and performance by the Borrower of each Loan Document and the execution and delivery of the other documents to be delivered by the Borrower in connection herewith and therewith;

        (xi) a certificate of an Authorized Officer of the Borrower, certifying the names and true signatures of the representatives of the Borrower authorized to sign each Loan Document to which the Borrower is or will be a party and the other documents to be executed and delivered by the Borrower in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

        (xii) a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of the Borrower certifying as to the subsistence in good standing of, and the payment of taxes by, the Borrower in such states;

        (xiii) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of the Borrower certified as of a date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of the Borrower;

        (xiv) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of the Borrower, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of the Borrower;

        (xv) An opinion of Moses & Singer and Lange, Simpson, Robinson & Somerville LLP, counsel to the Borrower, substantially in the form, respectively, of Exhibit I and J;

        (xvi) a certificate of an Authorized Officer of the Borrower, certifying as to the matters set forth in subsection (b) of this Section 4.01;

        (xvii) a copy of the Financial Statements and a copy of the Initial Projections in form and substance satisfactory to Lenders;

        (xviii) evidence of the insurance coverage required by Section 6.01 and the terms of the Mortgage and such other insurance coverage with respect to the business and operations of the Borrower and its Subsidiaries as Agent may reasonably request, in each case, where requested by Agent, with such indorsements as to the named insureds or loss payees thereunder as Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as Agent may request;

        (xix) a certificate of an Authorized Officer of the Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowings and all other notices under this Agreement and the other Loan Documents;

        (xx) copies of the Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized Officer of the Borrower stating that such agreements remain in full force and effect, subject to any effect caused by the filing of Borrower's Bankruptcy Case, and stating whether Borrower or any of its Subsidiaries have breached or defaulted in any of their obligations under such agreements;

        (xxi) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to Agent in form and substance, as Agent may reasonably request.

     (e)  Material Adverse Change. Agent shall have determined, in its sole
          -----------------------
judgment, that no material adverse change shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of the Borrower since April 30, 1999, other than the commencement of Borrower's Chapter 11 Case.

     (f)  Proceedings, Receipt of Documents.  All proceedings in connection with
          ---------------------------------
the making of the initial Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to Agent, and its counsel, and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as Agent, or such counsel, may reasonably request.

     (g)  Due Diligence.  The Lender Group shall have completed its due
          -------------
diligence with respect to the Borrower and its Subsidiaries and the results thereof shall be acceptable to the Lender Group, in its sole and absolute discretion. Without limiting the foregoing, the Lender Group shall have received an appraisal of the Collateral, from such appraisal firm as selected by Agent, and such appraisal and the results thereof shall be acceptable to Agent, in its sole and absolute discretion.

     SECTION 4.02.  Conditions Precedent to Subsequent Loans.  The obligation of
                    ----------------------------------------
the Lender Group to make any Loan (subsequent to the initial Loan) is subject to the fulfillment, in a manner satisfactory to Agent, of each of the following conditions precedent:

     (a)  Payment of Fees, Etc.  The Borrower shall have paid all fees, costs,
          --------------------
expenses and taxes then payable by the Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 hereof.

     (b) Representations and Warranties; No Event of Default.  The following
         ---------------------------------------------------
statements shall be true and correct, and the submission by the Borrower to Agent of a Notice of Borrowing with respect to such Loan, and the Borrower's acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by the Borrower on the date of such Loan that: (i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Lender Group pursuant hereto or thereto on or prior to the date of such Loan are true and correct on and as of such date as though made on and as of such date except for those that specifically relate to an earlier date, (ii) at the time of and after giving effect to the making of such Loan and the application of proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made on such date and (iii) the conditions set forth in this Section 4.02 have been satisfied as of the date of such request.

     (c)  Legality.  The making of such Loan shall not contravene any law, rule
          --------
or regulation applicable to the Lender Group or the Borrower.

     (d)  Borrowing Notice.  Agent shall have received a Notice of Borrowing
          ----------------
pursuant to Section 2.02.

     (e)  Delivery of Documents.
          ---------------------

             (i) Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to Agent, as Agent may reasonably request, including without limitation, (i) a survey of the Facility, in form and substance satisfactory to Agent, certified to Agent for the benefit of the Lender Group and to the issuer of the Title Insurance Policy and (ii) a recorded aircraft chattel mortgage against all aircraft in which the Borrower has an interest.

             (ii) Agent shall have received copies of all Borrower insurance policies.

     (f)  Proceedings, Receipt of Documents.  All proceedings in connection with
          ---------------------------------
the making of such Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to Agent and its counsel, and Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to Agent, as Agent or such counsel may reasonably request.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

     SECTION 5.01.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants to the Lender Group as follows:

     (a)  Organization, Good Standing, Etc.  Each of the Borrower and its
          --------------------------------
Subsidiaries (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority, subject to any necessary Bankruptcy Court approval, to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

     (b)  Authorization, Etc.  The execution, delivery and performance by each
          ------------------
of the Borrower and its Subsidiaries of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     (c)  Governmental Approvals. Other than the requirement of obtaining
          ----------------------
Bankruptcy Court approval, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower or any of its Subsidiaries of any Loan Document to which it is or will be a party.

     (d)  Enforceability of Loan Documents.  This Agreement is, and each other
          --------------------------------
Loan Document to which the Borrower or any of its Subsidiaries is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

     (e)  Priority of Liens.  Upon the recordation of the Mortgage with the
          -----------------
appropriate filing office, filing of UCC-1 forms with an appropriate description of the Collateral with the Alabama Secretary of State and any required local authorities, and upon entry of the Interim Bankruptcy Court Order, the Liens in favor of the Lender Group shall constitute valid, existing first priority (with the exception of those Liens set forth on Schedule 5.01(e) attached hereto) Liens upon the Collateral.

     (f)  Subsidiaries.  Schedule 5.01(f) is a complete and correct description
          ------------
of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of the Borrower in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Borrower or one or more of its wholly-owned Subsidiaries, free and clear of all Liens. There are no outstanding debt or equity securities of the Borrower or any of its Subsidiaries and no outstanding obligations of the Borrower or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Borrower or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Borrower.

     (g)  Litigation.  Except as set forth in Schedule 5.01(g), there is no
          ----------
pending or, to the knowledge of the Borrower, threatened action, suit or proceeding affecting the Borrower or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Agreement, the Notes or any other Loan Document or any transaction contemplated hereby or thereby.

     (h)  Financial Condition.
          -------------------

              (i) The Financial Statements, copies of which have been delivered to the Lender Group, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and no event or development has occurred since April 30, 1999, other than the filing of Borrower's Chapter 11 Case and the other matters specifically disclosed in the Schedules attached to this Agreement, that has had or could have a Material Adverse Effect.

              (ii)  The Borrower has heretofore furnished to the Lender Group
(i) projected monthly balance sheets, income statements and statements of cash flows of the Borrower and its Subsidiaries for the period from November 1, 1998, through October 31, 2000, and (ii) projected annual balance sheets, income statements and statements of cash flows of the Borrower and its Subsidiaries for the Fiscal Years ending in 1999 through 2004 (the "Initial Projections"), which may be updated from time to time pursuant to Section 6.01(a)(vii) in form and substance satisfactory to Agent. Such projections, as so updated, are believed by the Borrower at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Borrower, and have been based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower, and the Borrower is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

     (i)  Compliance with Law, Etc.  Except as specifically set forth on
          -------------------------
Schedule 5.01(i), neither the Borrower nor any of its Subsidiaries is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, and no default or event of default has occurred and is continuing thereunder, except to the extent arising solely out of the filing of Borrower's Chapter 11 Case.

     (j)  ERISA.  Except as set forth on Schedule 5.01(j), (i) each Employee
          -----
Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Lender Group, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code at any time since June, 1994, and (v) no Lien imposed under the Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Code at any time since June, 1994. Except as set forth on Schedule 5.01(j), none of the Borrower or any of its ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Borrower or any of its ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Code, none of the Borrower or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(l) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Borrower or any of its ERISA Affiliates
has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid
                              ----
or unsatisfied.

     (k)  Taxes, Etc.  All Federal, state and local tax returns and other
          -----------
reports required by applicable law to be filed by the Borrower and each of its Subsidiaries have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

     (l)  Regulation U. Neither the Borrower nor any of its Subsidiaries is nor
          ------------
will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (m)  Nature of Business.  Neither the Borrower nor any of its Subsidiaries
          ------------------
is engaged in any business other than the production of steel and steel products and steel plant byproducts.

     (n)  Adverse Agreements, Etc.  Other than as set forth on Schedule 5.01(n),
          ------------------------
neither the Borrower nor any of its Subsidiaries is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could have, a Material Adverse Effect.

     (o)  Permits, Etc.  Each of the Borrower and its Subsidiaries has, and is
          -------------
in material compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect.

     (p)  Properties.  Each of the Borrower and its Subsidiaries has good and
          ----------
marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are in good working order and condition, ordinary wear and tear excepted.

     (q)  Full Disclosure.  The Borrower has disclosed to the Lender Group all
          ---------------
agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that non-compliance with the requirements of the same, individually or in the aggregate, could result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Lender Group in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information,
                --------
the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact that may have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a schedule hereto. The schedules attached hereto are true, accurate and complete in all material respects and, without limiting the foregoing, the Borrower further represents that all information set forth on schedules 6.02(a) and 6.02(b) accurately indicates whether the property subject to such liens is included in Lender's appraisal previously delivered to Borrower.

     (r)  Year 2000.  Any reprogramming required to permit the proper
          ---------
functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by November 30, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct its business without Material Adverse Effect.

     (s)  Operating Lease Obligations.  On the Effective Date, neither the
          ---------------------------
Borrower nor any of its Subsidiaries has any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth on Schedule 5.01(s).

     (t)  Environmental Matters. Except as set forth on Schedule 5.01 (t), (i)
          ---------------------
the operations of each of the Borrower and its Subsidiaries are in compliance with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by the Borrower or its Subsidiaries or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by the Borrower or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against the Borrower or its Subsidiaries or any predecessor in interest nor does the Borrower or any of its Subsidiaries have knowledge or notice of any threatened or pending Environmental Action against the Borrower or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by the Borrower or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect.

     (u)  Insurance.  Each of the Borrower and its Subsidiaries keeps its
          ---------
property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 5.01(u) sets forth a list of all insurance maintained by the Borrower and its Subsidiaries on the Effective Date.

     (v)  Use of Proceeds.  The proceeds of the Loans shall be used solely for
          ---------------
payment of transactional costs, expenses, and fees incurred in connection with this Agreement and the other Loan Documents, and for Borrower's general corporate purposes in a manner consistent with the provisions of this Agreement.

     (w)  Absence of Default.  Borrower is not in default under this Agreement
          ------------------
and there is no event which, with the giving of notice or the passage of time, or both, would constitute and Event of Default hereunder.

     (x)  [intentionally omitted].

     (y)  Intellectual Property.  Except as set forth on Schedule 5.01(y), each
          ---------------------
of the Borrower and its Subsidiaries owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 5.01(y) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of the Borrower and its Subsidiaries. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of the Borrower, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

     (z)  Material Contracts.  Set forth on Schedule 5.01(z) is a complete and
          ------------------
accurate list as of the Effective Date of all Material Contracts of the Borrower and its Subsidiaries, showing the parties and subject matter thereof and amendments and modifications thereto. Except to the extent arising out of the filing of Borrower's Chapter 11 Case, each such Material Contract (i) is in full force and effect and, to the best knowledge of the Borrower, is binding upon and enforceable against all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of the Borrower or its Subsidiaries or, to the best knowledge of the Borrower, any other party thereto.

     (aa) Holding Company and Investment Company Acts. Neither the Borrower nor
          -------------------------------------------
any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (bb) Employee and Labor Matters. (i) There is (A) no unfair labor practice
          --------------------------
complaint pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against the Borrower or any of its Subsidiaries which arises out of or under any collective bargaining agreement, and (B) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against the Borrower or any of its Subsidiaries.

                                  ARTICLE VI

                           COVENANTS OF THE BORROWER

     SECTION 6.01.  Affirmative Covenants. So long as any principal of or
                    ---------------------
interest on any Loan or any other Obligations (whether or not due) shall remain unpaid or the Lenders shall have any Commitment hereunder, the Borrower will, unless the Lender Group shall otherwise consent in writing:

     (a)  Reporting Requirements.  Furnish to Agent:
          ----------------------

             (i) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Borrower and its Subsidiaries, consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flows of the Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Borrower and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Borrower and its Subsidiaries furnished to the Lender Group, subject to normal year-end adjustments;

             (ii) as soon as practicable and in any event within ninety (90) days after the close of each Fiscal Year of the Borrower, a consolidated statement of operations and cash flows of the Borrower for such Fiscal Year and a balance sheet of the Borrower as of the close of such Fiscal Year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding Fiscal Year, which consolidated statements and balance sheet shall be audited and accompanied by an opinion of independent certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Lender. The opinion of such accountants (the "Accountant's Opinion") shall contain a written statement of such accountants substantially to the effect that (i) such accountants examined such statements and balance sheet in accordance with GAAP and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary in the circumstances and (ii) in the opinion of such accountants such statements and balance sheet present fairly, in all material respects, the financial position of the Borrower as of the end of such Fiscal Year and the results of its operations and the changes in its financial position for such Fiscal Year, in conformity with GAAP (except for changes in application in which such accountants concur). A copy of the Accountant's Opinion shall be delivered to the Lender and signed by such independent public accountants. Each set of statements and balance sheets delivered pursuant to this section shall be accompanied by a report dated the date of such statements and balance sheet by the accountants who certified or reported on such statements and balance sheet stating in substance that they have reviewed this Agreement and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of any breach of the financial covenants set forth in Section 6.03 of this Agreement or any other breach of this Agreement or Event of Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof, if determinable;

             (iii) as soon as available, and in any event within 30 days of the end of each fiscal month of the Borrower and its Subsidiaries internally prepared consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for such fiscal month of the Borrower and its Subsidiaries for such fiscal month and for the period from the beginning of such Fiscal Year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as of the end of such fiscal month and the results of operations and cash flows of the Borrower and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender Group, subject to normal year-end adjustments;

             (iv) simultaneously with the delivery of the financial statements of the Borrower required by clauses (i), (ii) and (iii) of this Section 6.01(a), a certificate of an Authorized Officer (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Borrower and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Borrower and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Borrower and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 6.03;

             (v)    [intentionally omitted];

             (vi) Borrowing Base Certificates and all other financial information and reports provided to Fleet Capital Corporation in connection with the Fleet Loan Facility as and when provided;

             (vii) (A) on or before December 5th of each year, financial projections supplementing and superseding the financial projections for such period referred to in Section 5.01(h)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to Agent, for the immediately succeeding Fiscal Year for the Borrower and its Subsidiaries and (B) on or before the last day of the month preceding the first month of each fiscal quarter, financial projections for the remaining quarters in the Fiscal Year supplementing and superseding the financial projections for such period referred to in Section 5.01(h)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to Agent, for each remaining quarterly period in such Fiscal Year, all such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Borrower to be reasonable at the time made and from the best information then available to the Borrower;

             (viii) promptly after submission to any Government Authority, all documents and information furnished to such Government Authority in connection with any investigation of the Borrower or any of its Subsidiaries other than routine inquiries by such Governmental Authority;

             (ix) as soon as possible, and in any event within three days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer setting forth the details of such Event of Default, Default, other event or Material Adverse Effect and the action which the Borrower and its Subsidiaries propose to take with respect thereto;

             (x) (A) as soon as possible and in any event (1) within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred, (2) within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which the Borrower or such ERISA Affiliate propose to take with respect thereto,
(B) promptly and in any event within three days after receipt thereof by the Borrower or any ERISA Affiliate thereof from the PBGC, copies of each notice received by the Borrower or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan,

(D) promptly and in any event within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within three days after receipt thereof by the Borrower or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by the Borrower or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after the Borrower or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrower or any ERISA Affiliate thereof,

             (xi) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrower or any Subsidiary, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could have a Material Adverse Effect;

             (xii) as soon as possible and in any event within 10 days after execution, receipt or delivery thereof, copies of any material notices that the Borrower executes or receives from or sends in connection with any Material Contract or any material governmental permit or license;

             (xiii) promptly after the sending or filing thereof, copies of all statements, reports and other information the Borrower or any of its Subsidiaries sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

             (xiv) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to the Borrower or any of its Subsidiaries by its auditors in connection with any annual or interim audit of the books thereof; and

             (xv) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Borrower or any of its Affiliates as Agent may from time to time may reasonably request.

     (b)  Collections.  Promptly deposit with Agent all Collections constituting
          -----------
proceeds of Collateral in which Lenders have a Lien with priority over any Lien in favor of Fleet Capital Corporation as agent under the Fleet Loan Facility, and promptly deposit all other Collections with Fleet Capital Corporation (or into a lockbox controlled by Fleet Capital Corporation pursuant to the terms of the Fleet Loan Facility) for so long as the Fleet Loan Facility may be outstanding, and thereafter, promptly deposit all Collections with Agent.

     (c)  Compliance with Laws, Etc.  Except as to those matters set forth on
          -------------------------
Schedule 6.01(c), comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental

Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

     (d)  Preservation of Existence, Etc.  Maintain and preserve, and cause each
          ------------------------------
of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

     (e)  Keeping of Records and Books of Account.  Keep, and cause each of its
          ---------------------------------------
Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

     (f)  Inspection Rights.  Permit, and cause each of its Subsidiaries to
          -----------------
permit, Agent, or any agents or representatives thereof at any time and from time to time during normal business hours, at the expense of the Borrower, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Borrower and its Subsidiaries, to conduct audits, physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof. The Borrower agrees to pay the reasonable cost of such audit, appraisal, assessment or examination.

     (g)  Maintenance of Properties, Etc.  Maintain and preserve, and cause each
          ------------------------------
of its Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

     (h)  Maintenance of Insurance.  Maintain, and cause each of its
          ------------------------
Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to Agent. All policies covering the Collateral are to be made payable to Agent for the benefit of the Lender Group, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Lender Group's interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Agent for the benefit of the Lender Group and such other Persons as the Agent may designate for time to time, and shall provide for not less than 30 days' prior written notice to Agent of the exercise of any right of cancellation. If the Borrower or any of its Subsidiaries fails to maintain such insurance, the Lender Group may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Lender Group's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, Agent for the benefit of the Lender Group shall have the sole right, in the name of the Lender Group and the Borrower and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

     (i)  Obtaining of Permits, Etc.  Obtain, maintain and preserve, and cause
          -------------------------
each of its Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

     (j)  Environmental.  Except as to those matters set forth on Schedule
          -------------
6.01(j): (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause it Subsidiaries to comply, in all material respects with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests; (iii) immediately notify Agent of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Borrower or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) promptly provide Agent with written notice within 3 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of the Borrower or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against the Borrower or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Lender Group and its transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, Release or threatened Release of any Hazardous Materials on any property at any time owned or occupied by the Borrower or any of its Subsidiaries (or its respective predecessors in interest or title) or at any disposal facility which received hazardous materials generated by the Borrower or any predecessor in Interest, (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials, (D) any violation of any Environmental Law and/or (E) any Environmental Action.

     (k)  Further Assurances.  Take such action and execute, acknowledge and
          ------------------
deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Lender Group may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of the Borrower and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Lender Group the rights now or hereafter intended to be granted to the Lender Group under this Agreement or any other Loan Document.

     (l)  Change in Collateral; Collateral Records. (i) Give Agent not less than
          ----------------------------------------
30 days' prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 6.01(1) and with respect to which the Lender Group has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to Agent for the benefit of the Lender Group from time to time, solely for the Lender Group's convenience in maintaining a record of Collateral, such written statements and schedules as Agent may reasonably require, designating, identifying or describing the Collateral.

     (m)  Subordination.  Cause all Indebtedness and other obligations now or
          -------------
hereafter owed by the Borrower or any subsidiary to any of its Affiliates, to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Lender Group in accordance with a subordination agreement in form and substance satisfactory to Agent.

     (n)  Fiscal Year.  Cause the Fiscal Year of the Borrower and its
          -----------
Subsidiaries to end on October 31st of each calendar year unless the Lender Group consents to a change in such Fiscal Year (and appropriate related changes to this Agreement).

     (o)  Bankruptcy Pleadings.  Provide Lenders and counsel for agent with any
          --------------------
and all notices, motions, applications or other pleadings filed with the Bankruptcy Court in Borrower's Chapter 11 Case or distributed to any official committee appointed therein, together with all information provided to the Bankruptcy Administrator, including without limitation, all monthly and quarterly operating statements as and when delivered to the Bankruptcy Administrator.

     (p)  Oxygen Generation Contract.  On or before August 20, 1999, provide
          --------------------------
Lenders with an assignment of Borrower's rights under any and all contracts relating to the generation of oxygen for use at Borrower's Facility, in form and content satisfactory to Agent, together with such waivers, estoppel certificates and agreements regarding the ability of Lenders to cure any defaults in such contract and to cause such contract to be assigned to a third party purchaser of the Facility as Agent may request.

     (q)  Rail Spur Contract.  On or before September 31, 1999, provide Lenders
          ------------------
with an assignment of Borrower's rights under that certain contract with CSX Corporation relating to the rail spur facilities located on the premises of Borrower's Facility, in form and content satisfactory to Agent, together with such waivers, estoppel certificates and agreements regarding the ability of Lenders to cure any defaults in such contract and to cause such contract to be assigned to a third party purchaser of the Facility as Agent may request, provided, that the Lenders may consent to the extension of the deadline (which
--------
consent shall not be unreasonably withheld provided that Borrower has used its best efforts to obtain the consent required under this section).

     (r)  Minimum Reserve.  The Inventory Reserve as that term is defined in the
          ---------------
Fleet Loan Facility shall not be less $2,500,000.

     SECTION 6.02.  Negative Covenants.  So long as any principal of or interest
                    ------------------
on any Loan or any other Obligation (whether or not due) shall remain unpaid or the Lenders shall have any Commitment hereunder, the Borrower shall not, unless the Lender Group shall otherwise consent in writing:

     (a)  Liens, Etc.  Create, incur, assume or suffer to exist, or permit any
          ----------
of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its property, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names the Borrower or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to the Borrower or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

     (b)  Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or
          ------------
otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness and other than Indebtedness constituting prepetition claims in Borrower's Bankruptcy Case.

     (c)  Fundamental Changes.  Wind-up, liquidate or dissolve itself (or permit
          -------------------
or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or (agree to do any of the foregoing) or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any of the Borrower and its Subsidiaries may (A) sell
--------  -------
Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, and (C) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the Net Cash Proceeds of such Dispositions do not exceed
        --------
$250,000 in the aggregate in any twelve-month period, without regard to any Net Cash Proceeds received by Borrower upon the disposition of the aircraft owned by the Borrower, and are paid to the Lender Group pursuant to the terms of Section 2.05(c).

     (d)  Change in Nature of Business.  Make, or permit any of its Subsidiaries
          ----------------------------
to make, any change in the nature of its business as carried on at the date hereof.

     (e)  Loans, Advances, Investments, Etc.  Make or commit or agree to make
          ---------------------------------
any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the date hereof, as set forth on Schedule 6.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) temporary loans and advances by the Borrower to its Subsidiaries and by such Subsidiaries to the Borrower, made in the ordinary course of business and not exceeding in the aggregate for all such Persons at any one time outstanding $10,000, (iii) Permitted Investments, (iv) loans to vendors made in the ordinary course of its business, not to exceed at any one time outstanding an aggregate of $25,000 for all such loans.

     (f)  Lease Obligations.  Create, incur or suffer to exist, or permit any of
          -----------------
its Subsidiaries to create, incur or suffer to exist, any obligations as lessee
(i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Borrower and its Subsidiaries in any Fiscal Year to exceed the amounts set forth in subsection (h) of this Section 6.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Borrower and its Subsidiaries in any Fiscal Year to exceed $1,500,000.

     (g)  [intentionally omitted].

     (h)  Restricted Payments.  (i) Declare or pay any dividend or other
          -------------------
distribution, direct or indirect, on account of any Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of the Borrower or any direct or indirect parent of the Borrower, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of the Borrower, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of the Borrower or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by the Borrower or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equity holders of the Borrower or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates or the Borrower.

     (i)  Federal Reserve Regulations.  Permit any Loan or the proceeds of any
          ---------------------------
Loan under this Agreement to be used for any purpose that would cause such Loans to be margin loans under the provisions of Regulation T, U or X of the Board.

     (j)  Transactions with Affiliates.  Enter into, renew, extend or be a party
          ----------------------------
to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Borrower or such Subsidiary than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof.

     (k)  Limitations on Dividends and Other Payment Restrictions Affecting
          -----------------------------------------------------------------
Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to
------------
exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by the Borrower or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to the Borrower or any of its Subsidiaries, (iii) to make loans or advances to the Borrower or any of its Subsidiaries or (iv) to transfer any of its property or assets to the Borrower or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 6.02(k) shall prohibit or restrict:

               (A) this Agreement and the other Loan Documents;

               (B) any agreements in effect on the date of this Agreement and described on Schedule 6.02(k);

               (C) any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

               (D) in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

               (E) in the case of clause (iv) any holder of a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

     (l)  Limitation on Issuance of Capital Stock.
          ---------------------------------------

                    (i) Issue or sell or enter into any agreement or arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, options or other rights for the purchase or acquisition of any of its Capital Stock, other than proposing or accepting a plan or reorganization in Borrower's Bankruptcy Case which plan proposes to pay the Obligations in full on or prior to the effective date thereof.

                    (ii) Permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, other than proposing or accepting a plan or reorganization in Borrower's Bankruptcy Case which plan proposes to pay the Obligations in full on or prior to the effective date thereof.

          (m)  Modifications of Indebtedness, Organizational Documents and
               -----------------------------------------------------------
Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or
-----------------------------
permit the amendment, modification or other change in any manner of) any of the provisions of any Indebtedness of the Borrower or any of its Subsidiaries or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, or would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the issuer of such Indebtedness in any respect, (ii) except for the Obligations and except as provided in the Intercreditor Agreement, make any voluntary or optional payment, prepayment, redemption or other acquisition for value of any Indebtedness of the Borrower or any of its Subsidiaries (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness, or make any prepayment, redemption or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, or (iii) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate, could have a Material Adverse Effect.

          (n)  Investment Company Act of 1940.  Engage in any business, enter
               ------------------------------
into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

          (o)  Restrictions on Expenditures on Hot End of Borrower's Mill.
               ----------------------------------------------------------
Without the prior written consent of the Lender Group, reline the blast furnace or make any expenditures other than routine maintenance expenditures on the hot end of the Facility, including without limitation the blast furnace, continuous caster and the coke ovens.

          (p)  Environmental.  Permit the use, handling, generation, storage,
               -------------
treatment, release or disposal of Hazardous Materials at any property owned or leased by the Borrower or any of its Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

          (q)  Certain Agreements.  Agree to any material amendment or other
               -------------------
material change to or material waiver of any of its rights under or in connection with any Material Contract or any material governmental permit or license other than such amendment, change or waiver made in the ordinary course of business.

          SECTION 6.03.  Financial Covenants. So long as any principal of or
                         -------------------
interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or the Lenders shall have any Commitment hereunder, the Borrower shall not, unless the Lender Group shall otherwise consent in writing:

          (a)  Net Revenues.  Permit Net Revenues from operations to fall below
               ------------
the amount shown below for the period corresponding thereto:

--------------------------------------------------------------------------------
             For the month of                     Minimum Net Revenues
================================================================================
               June 1999                              $24,235,000
--------------------------------------------------------------------------------
               July 1999                              $25,560,000
--------------------------------------------------------------------------------
              August 1999                             $26,190,000
--------------------------------------------------------------------------------
             September 1999                           $26,340,000
--------------------------------------------------------------------------------
              October 1999                            $26,775,000
--------------------------------------------------------------------------------
             November 1999                            $28,280,000
--------------------------------------------------------------------------------
             December 1999                            $27,220,000
--------------------------------------------------------------------------------
              January 2000                            $29,620,000
--------------------------------------------------------------------------------
             February 2000                            $28,765,000
--------------------------------------------------------------------------------
               March 2000                             $30,640,000
--------------------------------------------------------------------------------
               April 2000                             $30,995,000
--------------------------------------------------------------------------------
                May 2000                              $32,380,000
--------------------------------------------------------------------------------
               June 2000                              $31,790,000
--------------------------------------------------------------------------------

          (b)  Minimum Consolidated EBITDA.  Permit Consolidated EBITDA to be
               ---------------------------
less than the amount shown below for the each period corresponding thereto:


--------------------------------------------------------------------------------
           For the period of                      Minimum Consolidated EBITDA
================================================================================
November 1, 1998 to June 30, 1999                        -$16,875,000
--------------------------------------------------------------------------------
November 1, 1998 to July 31, 1999                        -$18,370,000
--------------------------------------------------------------------------------
November 1, 1998 to August 31, 1999                      -$19,530,000
--------------------------------------------------------------------------------
November 1, 1998 to September 30, 1999                   -$20,480,000
--------------------------------------------------------------------------------
November 1, 1998 to October 31, 1999                     -$21,170,000
--------------------------------------------------------------------------------
December 1, 1998 to November 30, 1999                    -$21,405,000
--------------------------------------------------------------------------------
January 1, 1999 to December 31, 1999                     -$20,310,000
--------------------------------------------------------------------------------
February 1, 1999 to January 31, 2000                     -$19,580,000
--------------------------------------------------------------------------------
March 1, 1999 to February 29, 2000                       -$13,245,000
--------------------------------------------------------------------------------
April 1, 1999 to March 31, 2000                           -$8,010,000
--------------------------------------------------------------------------------
May 1, 1999 to April 30, 2000                             -$2,500,000
--------------------------------------------------------------------------------
June 1, 1999 to May 31, 2000                                -$120,000
--------------------------------------------------------------------------------
July 1, 1999 to June 30, 2000                              $5,550,000
--------------------------------------------------------------------------------


          (c)  Capital Expenditures.  Permit Capital Expenditures to exceed the
               --------------------
amount shown below for the period corresponding thereto, provided that Borrower may carry forward the amount by which the monthly limit exceeds Capital Expenditures in any given month:

--------------------------------------------------------------------------------
           For the month of                       Maximum Capital Expenditures
================================================================================
               June 1999                                 $  905,000
--------------------------------------------------------------------------------
               July 1999                                 $1,680,000
--------------------------------------------------------------------------------
              August 1999                                $  875,000
--------------------------------------------------------------------------------
            September 1999                               $1,005,000
--------------------------------------------------------------------------------
             October 1999                                $1,030,000
--------------------------------------------------------------------------------
             November 1999                               $  975,000
--------------------------------------------------------------------------------
             December 1999                               $  980,000
--------------------------------------------------------------------------------
             January 2000                                $  980,000
--------------------------------------------------------------------------------
             February 2000                               $  985,000
--------------------------------------------------------------------------------
              March 2000                                 $  985,000

--------------------------------------------------------------------------------
           For the month of                       Maximum Capital Expenditures
--------------------------------------------------------------------------------
              April 2000                                 $  980,000
--------------------------------------------------------------------------------
               May 2000                                  $  975,000
--------------------------------------------------------------------------------
               June 2000                                 $  965,000
--------------------------------------------------------------------------------

          (d)  Minimum Liquidity.  Permit the sum of unrestricted Cash plus Cash
               -----------------
Equivalents plus availability under the Fleet Loan Facility for Borrower to request and to actually receive revolving advances, at any time to be less than the amounts Borrower has paid in the aggregate on pre-petition claims to trade creditors.

                                  ARTICLE VII

                             STATUS OF COLLATERAL

          SECTION 7.01.  [intentionally omitted].

          SECTION 7.02.  [intentionally omitted].

          SECTION 7.03.  Status of Collateral.  With respect to Collateral of
                         --------------------
the Borrower or any Subsidiary at the time the Collateral becomes subject to the Lender Group's Lien, the Borrower covenants, represents and warrants: (a) the Borrower shall be the sole owner, free and clear of all Liens except in the favor of Agent for the benefit of the Lender Group or otherwise permitted hereunder, and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) the Borrower and its Subsidiaries shall maintain books and records pertaining to said Collateral in such detail, form and scope as Agent shall reasonably require; (c) the Borrower will, immediately upon learning thereof, report to Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (d) the Borrower is not and shall not be entitled to pledge the Lender Group's credit on any purchases or for any purpose whatsoever.

          SECTION 7.04.  Collateral Custodian. Upon the occurrence and during
                         --------------------
the continuance of any Default or Event of Default, the Lender Group may at any time and from time to time employ and maintain on the premises of the Borrower a custodian selected by Agent who shall have full authority to do all acts necessary to protect the Lender Group's interests. The Borrower hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Lender Group by reason of the employment of the custodian shall be the responsibility of the Borrower.

                                 ARTICLE VIII

                               EVENTS OF DEFAULT

          SECTION 8.01.  Events of Default.  If any of the following Events of
                         -----------------
Default shall occur and be continuing:

          (a) Borrower fails to pay any principal of any Loan when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or the Borrower fails to pay any interest on any Loan, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document;

          (b) Any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary of the Borrower or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Lender Group pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

          (c) the Borrower fails to perform or comply with any covenant or agreement contained in Article VI or any other term, covenant or agreement contained in any Loan Document to be performed or observed by Borrower (other than as specifically addressed in Section 8.01(d) hereof);

          (d) the Borrower shall fail to perform or observe the covenants contained in Sections 6.01(a)(i), 6.01(a)(ii), 6.01(a)(iii), 6.01(a)(iv),
6.01(a)(xiv), 6.01(a)(xv) and 6.01(i), and such default shall continue unremedied for 5 Business Days after the earlier of the date a senior officer of Borrower becomes aware of such failure and the date written notice of such default shall have been given by Agent on behalf of the Lender Group to the Borrower;

          (e) Borrower defaults on any material obligations under the Fleet Loan Facility;

          (f)  [intentionally omitted];

          (g)  [intentionally omitted];

          (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Borrower or any of its Subsidiaries, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Borrower or any of its Subsidiaries or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Borrower or any of its Subsidiaries shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

          (i) the Security Agreement, the Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, Lien in favor of the Lender Group on any Collateral purported to be covered thereby;

          (j)  a Triggering Event occurs;

          (k) the Borrower or any of its Subsidiaries or any of their ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, the Borrower or any of its Subsidiaries or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $10,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, the Borrower's or such Subsidiary's, or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $10,000;

          (l) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Borrower by Agent on behalf of the Lender Group, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $50,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
or 4975 of the Code, the liability is in excess of such amount);

          (m)  [intentionally omitted]; or

          (n)  an event or development occurs which has a Material Adverse
Effect,

then, and in any such event, the Lender Group may, by notice to the Borrower, and except to the extent that any of the following is expressly prohibited by the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, (i) terminate the Commitments, whereupon the Commitments shall terminate immediately, (ii) declare all Loans then outstanding to be due and payable, whereupon the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents.

                                  ARTICLE IX

                                  [RESERVED]

                                   ARTICLE X

                                  [RESERVED]

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01. Notices, Etc.  All notices and other communications
                         -------------
provided for hereunder shall be in writing and shall be mailed, telecopied or delivered:

if to the Borrower, at the following address:

          Gulf States Steel, Inc. of Alabama
          174 South 26th Street
          Gadsden, Alabama 35904
          Attention: James Grimm

          Telephone: (256) 543-6201
          Telecopier: (256) 543-6204

with a copies to:

          Lange, Simpson, Robinson & Somerville
          1700 First Alabama Bank Building
          Birmingham, Alabama 35203-3217
          Attention: Richard P. Carmody, Esq.

          Telephone:  (205) 250-5000
          Telecopier: (205) 250-5034


          Moses & Singer, LLP
          1301 Avenue of the Americas
          New York, New York 10019-6076
          Attention: Alan Kolad, Esq.

          Telephone: (212) 554-7800
          Facsimile: (212) 554-7700
if to Agent or to Agent on behalf of the Lenders, at the following address:

          Ableco Finance LLC
          950 Third Avenue
          New York, New York 10022
          Attention: Mr. Kevin Genda

          Telephone: (212) 891-2120
          Telecopier: (212) 758-5305

with a copy to:

          Brobeck, Phleger & Harrison LLP
          550 South Hope Street
          Los Angeles, California 90071
          Attention: John Francis Hilson, Esq.

          Telephone: (213) 489-4060
          Telecopier: (213) 745-3345

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.01. All such notices and other communications shall be effective, (i) if mailed, when received or five days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to Agent pursuant to Article II shall not be effective until received by Agent.

          SECTION 11.02. Amendments, Etc.  No amendment or waiver of any
                         ----------------
provision of this Agreement, any Note, or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent, in each case, at the written request of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                          --------  -------
waiver, amendment, or consent shall, unless in writing and signed by Borrower, all the Lenders, and Agent, do any of the following:

          (a)  increase or extend the Commitment of any Lender;

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or forgive, compromise, or cancel any of the Obligations;

          (d) change the percentage of the Commitments that is required for the Lenders or any of them to take any action hereunder;

          (e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

          (f) release Collateral other than as permitted by Section 12.11, or subordinate any security interests or liens of Agent for the benefit of the Lender Group;

          (g)  change the definition of "Required Lenders";

          (h) release Borrower from any Obligation for the payment of money, or agree to subordinate any of the Obligations in right of payment to any other Indebtedness;

          (i)  amend the provisions of Section 3.03;

          (j)  [intentionally omitted];

          (k) permit the sale of all or substantially all of the Capital Stock of Borrower or any of its Subsidiaries;

          (l)  amend any of the provisions of Article XII;

          and, provided further, however, that no amendment, waiver or consent
               -------- -------  -------
shall, unless in writing and signed by Agent, affect the rights or duties of Agent under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of or with respect to any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

          SECTION 11.03. No Waiver; Remedies, Etc. No failure on the part of the
                         -------------------------
Lender Group to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender Group provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender Group under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender Group to exercise any of their rights under any other Loan Document against such party or against any other Person.

          SECTION 11.04. Expenses; Taxes, Attorneys' Fees.  The Borrower will
                         --------------------------------
pay on demand, all reasonable costs and expenses incurred by or on behalf of the Lender Group, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of the several counsel (including in-house counsel) for the several members of the Lender Group, accounting, due diligence, periodic field audits, physical counts, valuations, fees of Rating Agencies associated with the rating of the Loans, investigations, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (including, without limitation, the preparation of any additional Loan Documents, pursuant to Section 6.01(k) or the review of any of the agreements, instruments and documents referred to in this Agreement), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lender Group's rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Lender Group by any Person that arises from or relates to this Agreement, any other Loan Document, the Lender Group's claims against the Borrower, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Lender Group, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrower, (j) the receipt by the Lender Group of any advice from its professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of the Borrower and/or its Subsidiaries involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (1) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrower and its Subsidiaries, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender Group to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Lender Group harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, other than broker fees incurred by the Lender Group, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Lender Group may itself perform or cause performance of such covenant or agreement, and the expenses of the Lender Group incurred in connection therewith shall be reimbursed on demand by the Borrower.

          SECTION 11.05. Right of Set-off, Sharing of Payments, Etc.
                         -------------------------------------------

          (a) Upon the occurrence and during the continuance of any Event of Default and in addition to (and without limitation of) any right of set-off, banker's lien, or counterclaim any Lender may otherwise have, each Lender (at its option but only with the prior written consent of all Lenders) may, and is hereby authorized by Borrower to, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not the Lender Group shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Upon the occurrence and during the continuance of any Event of Default, the Lender Group may, and is hereby authorized to, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender Group to or for the credit or the account of the Borrower against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not the Lender Group shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Lender Group agrees to notify the Borrower and Agent promptly after any such set-off and application made by the Lender Group provided that the failure to give such notice to Borrower shall not affect the validity of such set-off and application.

     (b) If any Lender shall obtain from the Borrower payment of any Obligation through the exercise of any right of set-off, banker's lien, or counterclaim or similar right or otherwise (other than from Agent as provided in this Agreement), and, as a result of such payment, such Lender shall have received a greater amount of the Obligations than the amount allocable to such Lender hereunder, Agent and the other members of the Lender Group (including such Lender) shall promptly make such adjustments from time to time as shall be equitable, to the end that the Lender Group shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with Section 3.03.
To such end the Lender Group shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored.

     (c) Nothing contained in this Section 11.05 shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 11.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section 11.05 to share in the benefits of any recovery on such secured claim.

     SECTION 11.06. Severability. Any provision of this Agreement, which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11.07. Assignments and Participations. Notwithstanding anything to
                    ------------------------------
the contrary in this Section 11.07: (i) under no circumstances may any Lender pledge, assign or transfer any of its rights hereunder, or under the Notes, to any Person that is a producer of steel products that directly competes with Borrower.

     (a) This Agreement and the Notes shall be binding upon and inure to the benefit of the Borrower and the Lender Group and their respective successors and assigns; provided , however, that (i) the Borrower may not assign or transfer
         --------
any of its rights hereunder, or under the Notes, without the prior written consent of the Lender Group and any such assignment without the Lender Group's prior written consent shall be null and void, and (ii) subject to compliance with subsection (f) below, any member of the Lender Group may pledge, assign or transfer any of its rights hereunder, or under the Notes, to any Person without notice to or the prior written consent of the Borrower. Except as provided in this Section 11.07, this Agreement shall not inure to the benefit of any party other than the Borrower and the Lender Group.

     (b) Subject to the other provisions of this Section 11.07, any member of the Lender Group may at any time sell, assign or participate to an Affiliate of such member of the Lender Group or any other Person its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Loans made by it, and the Notes held by it) without notice to or the consent of the Borrower. The Borrower shall execute and deliver such Notes and any amendment or other modification restatement of this Agreement or any Loan Document as may be requested by such member of the Lender Group to reflect any such sale or assignment.

     (c) the Borrower shall maintain, or cause to be maintained, a register (the "Register") on which it enters the name of each Lender as the registered owner of the Loans held by such Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Borrower shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

     (d) In the event that any Lender sells participations in the Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A
                                                      --------------------
Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide).

Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

     (e) Any foreign Person who purchases or is assigned or participates in any portion of such Loan shall provide the Borrower and Agent (in the case of a purchase or assignment) or the applicable Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Loan.

     (f) Any Lender may, with the written consent of Agent (which consent shall not be unreasonably withheld nor shall it be required in respect to an assignment of the Term Loans), assign and delegate to one or more assignees (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee) (each an "Assignee") all, or any part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $500,000 (provided that no such minimum amount shall be required in the case of an Assignee that is an Affiliate of the assigning Lender); provided, however, that Borrower, and Agent may continue to
                   --------  -------
deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to Borrower, and Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to Borrower and Agent an assignment and acceptance agreement, in form and substance satisfactory to Agent ("Assignment and Acceptance"); and (iii) the assignor Lender or Assignee has paid to Agent for Agent's sole and separate account a processing fee in the amount of $2,500. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

     (g) From and after the date that Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.15) and be released from its obligations under this Agreement (except with respect to Section 12.05) (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation among Borrower, the assignor Lender, and the Assignee.

     (h) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes each of Agent to take such action as Agent (as the case may be) on its behalf and to exercise such powers under this Agreement as are delegated to Agent (as the case may be) by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

     (i) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                                    --- -----

     (j) Subject to Section 11.07(d), any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions, or other Persons (a "Participant") participating interests in the Obligations, the Commitments, and the other rights and interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the originating Lender's obligations
             --------  -------
under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower and Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the sole and exclusive right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to, this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating; (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating; (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating; (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender; or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation; and

(vi) any such participation shall be in a minimum amount of $500,000. The rights of any Participant only shall be derivative through the originating Lender with whom such Participant participates and no Participant shall have any direct rights as to the other Lenders, Agent, Borrower, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lender Group among themselves.

     (k) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Borrower or Borrower's business; provided in each case that such assignee or participant (or prospective assignee or participant) shall agree to maintain the confidentiality of such information pursuant to Section 11.19(e).

     (l) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     (m) Notwithstanding anything in this Section 11.07 to the contrary, no Lender may assign or participate to Borrower or any of its Affiliates or Subsidiaries, if any, any interest in any Obligation or Commitment (or any related rights, remedies, powers or privileges) without the prior written consent of each Lender and Agent.

     SECTION 11.08. Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     SECTION 11.09. GOVERNING LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN
                    -------------
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     SECTION 11.10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.
                    -----------------------------------------------------
EXCEPT TO THE EXTENT THAT THE BANKRUPTCY COURT HAS SOLE AND EXCLUSIVE JURISDICTION OVER SUCH MATTERS, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 11.01, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER GROUP TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 11.11. WAIVER OF JURY TRIAL, ETC. THE BORROWER AND THE LENDER GROUP
                    -------------------------
HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER GROUP HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER GROUP WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GROUP'S ENTERING INTO THIS AGREEMENT.

     SECTION 11.12. Consent by the Lender Group. Except as otherwise expressly
                    ---------------------------
set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the
                                                           ------
Lender Group shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which the Borrower are parties and to which the Lender Group has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Lender Group with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

     SECTION 11.13. No Party Deemed Drafter. Each of the parties hereto agrees
                    -----------------------
that no party hereto shall be deemed to be the drafter of this Agreement.

     SECTION 11.14. Reinstatement; Certain Payments. If any claim is ever made
                    -------------------------------
upon the Lender Group for repayment or recovery of any amount or amounts received by the Lender Group in payment or on account of any of the Obligations, the Lender Group shall give prompt notice of such claim to the Borrower, and if the Lender Group repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender Group or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Lender Group with any such claimant, then and in such event the Borrower agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Note or other instrument evidencing the Obligations or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Lender Group hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender Group.

     SECTION 11.15. Indemnification. In addition to the Borrower's other
                    ---------------
Obligations under this Agreement, the Borrower agrees to defend, protect, indemnify and hold harmless the Lender Group, the Agent-Related Persons, the Lender-Related Persons, any Securitization Party and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages,
            -----------
liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Lender Group's furnishing of funds to the Borrower under this Agreement, including, without limitation, the management of any such Loans, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters");
                                                  -------------------
provided, however, that the Borrower shall not have any obligation to any
--------  -------
Indemnitee under this Section 11.15 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 11.15 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

     SECTION 11.16. Records. The unpaid principal of and interest on the Notes,
                    -------
the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the amount of the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Fee, Loan Servicing Fee, the

Term Loan B Funding Fee, the Success Fee and Commitment Fee, shall at all times be ascertained from the records of the Lender Group, which shall be conclusive and binding absent manifest error.

     SECTION 11.17. Binding Effect. This Agreement shall become effective when
                    --------------
it shall have been executed by the Borrower and the Lender Group and when the conditions precedent set forth in Section 4.01 hereof have been satisfied or waived in writing by the Lender Group, and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender Group, and their respective successors and assigns, except that the Borrower shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lender Group, and any assignment by the Lender Group shall be governed by Section 11.07 hereof.

     SECTION 11.18. [intentionally omitted]

     SECTION 11.19. Confidentiality. Each member of the Lender Group agrees (on
                    ---------------
behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Borrower pursuant to this Agreement or the other Loan Documents which is identified by the Borrower as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the
                            --------
disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to any other member of the Lender Group, to counsel for such member of the Lender Group, or to counsel for any other member of the Lender Group, (c) to examiners, auditors, accountants or Securitization Parties, (d) in connection with any litigation to which the Lender Group is a party or (e) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 11.19. The Lender Group agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (d) hereof, it will make reasonable efforts to keep the Borrower informed of such request or identification; provided that the Borrower
                                                     --------
acknowledges that the Lender Group may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Lender Group may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.]

     SECTION 11.20. [intentionally omitted].

     SECTION 11.21. Power of Attorney. Borrower hereby irrevocably designates,
                    -----------------
makes, constitutes, and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact), and Agent, or Agent's agent, may, without notice to Borrower and in either Borrower's or Agent's name, but at the cost and expense of Borrower:

     (a) At such time or times upon or after the occurrence of a Default or an Event of Default as Agent or said agent (including Agent), in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders, or any other evidence of payment or proceeds of the Collateral which come into the possession of the Lender Group or under the Lender Group's control and shall deposit such item of payment into the Agent's Account or credit the amount thereof (in accordance with the provisions of this Agreement) to the Obligations.

     (b) At such time or times upon or after the occurrence of an Event of Default as Agent or its agent, in its sole discretion, may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts,
(ii) settle, adjust, compromise, discharge, or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral, (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts, and at such time or times as Agent deems advisable, (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (v) prepare, file, and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor, or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral, (vi) receive, open and dispose of all mail addressed to Borrower, and notify postal authorities to change the address for delivery thereof to such address as Agent may designate,
(vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral, and deposit the same to the account of Agent on account of the Obligations, (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document, or agreement relating to the Accounts, Inventory and any other Collateral, (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors, (x) use the information recorded on or contained in any data processing equipment, computer hardware, and software relating to the Accounts, Inventory, Equipment, and any other Collateral, (xi) make and adjust claims under policies of insurance, and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

     SECTION 11.22. Concerning the Collateral and Related Loan Documents. Each
                    ----------------------------------------------------
Lender authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lenders. Each Lender agrees that any action taken by Agent or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent or Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

     SECTION 11.23. Field Audits and Examination Reports, Confidentiality;
                    -----------------------------------------------------
Disclaimers by Lenders; Other Reports and Information. By signing this
-----------------------------------------------------
Agreement, each Lender:

     (a) is deemed to have requested that Agent, as the case may be, furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report

(each a "Report" and collectively, "Reports") prepared by Agent, and Agent shall so furnish each Lender with such Reports;

     (b) expressly agrees and acknowledges that neither Ableco Finance LLC nor Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

     (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon Borrower's books and records, as well as on representations of Borrower's personnel;

     (d) agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Borrower that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual
                                            ---------
Assignee, transferee, or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or participants, or (d) to the extent required by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however , that, unless prohibited by applicable law, statute,
       --------  -------
regulation, or court order, such Lender shall notify Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof; and

     (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower; and (ii) to pay and protect, and indemnify, defend and hold Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including reasonable attorneys fees) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) Any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender promptly upon receipt thereof from Borrower; (y) To the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender; and (z) Any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender and Agent.

                                  ARTICLE XII

                                   THE AGENT

          SECTION 12.01.   Appointment Powers and Immunities; Delegation of
                           ------------------------------------------------
Duties, Liability of Agent.
--------------------------

          (a) Each member of the Lender Group hereby designates and appoints Agent as its Agent under this Agreement and the other Loan Documents. Each member of the Lender Group hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Article XII. The
                                                        -----------
provisions of this Article XII are solely for the benefit of the Agent and the
                   -----------
Lenders. Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein; provided, however, that certain of the
                                 --------  -------
provisions of Section 12.13 hereof also shall be for the benefit of Borrower.
              -------------
Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any other member of the Lender Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only and that Agent is merely the representative of the other members of the Lender Group, and has only the contractual duties set forth in this Agreement and the other Loan Documents. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which Agent is expressly entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. No member of the Lender Group shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder pursuant to such discretion and any action taken or failure to act pursuant to such discretion shall be binding on the Lender Group. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, each of the members of the Lender Group agree that, as long as this Agreement remains in effect: (i) (A) Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loans, the Collections, and related matters, and (B) Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (ii) Agent shall have the right to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents; (iii) Agent shall have the right to exclusively receive, apply, and distribute the Collections as provided in the Loan Documents; (iv) Agent shall have the right to open and maintain such bank accounts and lock boxes as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collections and, on behalf of Agent, the Collateral; (v) (A) Agent shall have the right to perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (B) Agent shall have the right to perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents; and (vi) Agent shall have the right to incur and pay such fees, charges, and expenses under the Loan Documents as Agent reasonably may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. Agent may deem and treat the payee of any Obligation as the holder thereof for all purposes of the Loan Documents unless and until a notice of the assignment or transfer of such Obligation shall have been filed with Agent. Each member of the Lender Group further consents to (y) the execution, delivery, and performance by Agent of each Loan Document entered into by Agent on behalf of the Lender Group as contemplated by this Agreement, and (z) the terms of such Loan Documents.

          (b) Except as otherwise provided in this section, Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this section and without gross negligence or willful misconduct.

          (c) None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any members of the Lender Group for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any member of the Lender Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Borrower or any of Borrower's Subsidiaries or Affiliates.

          SECTION 12.02. Reliance by Agent. Agent shall be entitled to rely, and
                         -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any member of the Lender Group), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it first shall receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it first shall be indemnified to its reasonable satisfaction by the Lender Group against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent in all cases shall be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lender Group and such request and any action taken or failure to act pursuant thereto shall be binding upon all members of the Lender Group.

          SECTION 12.03. Defaults. Agent shall not be deemed to have knowledge
                         --------
or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lender Group, except with respect to Events of Default of which Agent has actual knowledge, and unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "Notice of Default." Agent promptly will notify the Lender Group of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Sections 12.02 and 12.07, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article VIII; provided,
                                                                      --------
however, that unless and until Agent has received any such request, Agent may
-------
(but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

          SECTION 12.04. Rights as a Lender.
                         ------------------

          (a) With respect to its Commitments and the Loans made by it, Agent (and any successor acting as Agent, if any, as permitted by Section 12.08(a) hereof) in its capacity as a Lender under the Loan Documents shall have the same rights, privileges and powers under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. Agent (and any successor acting as Agent) and its affiliates may (without having to account for the same to any member of the Lender Group) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent (and its successors) and its affiliates may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lender Group.

          (b) With respect to its Commitments and the Loans made by it, Ableco Finance LLC (and any successor acting as Agent, if any, as permitted by Section 12.08(b) hereof) in its capacity as a Lender under the Loan Documents shall have the same rights, privileges and powers under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. Ableco Finance LLC (and any successor acting as Agent) and its affiliates may (without having to account for the same to any member of the Lender Group) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and Ableco Finance LLC and its affiliates may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lender Group.

          SECTION 12.05. Costs and Expenses; Indemnification. Agent may incur
                         -----------------------------------
and pay fees, costs, and expenses under the Loan Documents to the extent Agent deems reasonably necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including without limiting the generality of the foregoing, court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse the Lender Group for such expenses pursuant to the Loan Agreement or otherwise. Each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof (in accordance with its Total Commitments). Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (without limiting the obligation of Borrower to do so), according to their Pro Rata Shares (in accordance with their respective Total Commitments), from and against any and all Indemnified Liabilities (including without limitation Indemnified Liabilities arising under any Environmental Law as provided in
Section 11.15); provided, however, that no Lender shall be liable for the
                --------  -------
payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent, as the case may be, upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein. The undertaking in this section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

          SECTION 12.06. Non-Reliance on Agent and Other Lenders. Each Lender
                         ---------------------------------------
acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs or Property of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports and other documents expressly herein required to be furnished to the Lender Group by Agent, no Agent shall have any duty or responsibility to provide any member of the Lender Group with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

          SECTION 12.07. Failure to Act. Except for action expressly required of
                         --------------
Agent under the Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act under any Loan Document unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 12.05 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

          SECTION 12.08. Resignation of Agent.
                         --------------------

          (a) Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by notice to the Lender Group and Borrower. Upon any such resignation, Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed by Required Lenders and have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, remedies, powers, privileges, duties and obligations of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations, under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          SECTION 12.09. Collateral Sub-Agents. Each member of the Lender Group
                         ---------------------
by its execution and delivery of this Agreement (or any joinder hereto or any Assignment and Acceptance hereunder) agrees that, in the event it shall hold any monies or other investments on account of Borrower, such monies or other investments shall be held in the name and under the control of such member of the Lender Group, and such member of the Lender Group shall hold such monies or other investments as a collateral sub-agent for Agent under this Agreement and the other Loan Documents. Borrower by its execution and delivery of this Agreement hereby consents to the foregoing.

          SECTION 12.10. Communications by Borrower. Except as otherwise
                         --------------------------
provided in this Agreement, Borrower's communications with respect to the Loan Documents shall be with Agent, as the case may be, and Borrower shall not be under any obligation to communicate directly with the Lenders.

          SECTION 12.11. Collateral Matters.
                         ------------------

          (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations; (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies in writing to Agent that the sale or disposition is permitted under this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which Borrower owned no interest at the time the security interest was granted or at any time thereafter; (iv) constituting property leased to Borrower under a lease that has expired or is terminated in a transaction permitted under this Agreement, or (v) which, in the aggregate with all other dispositions of Equipment, has a fair market value or book value, whichever is less, of $500,000 or less. Except as provided above or expressly provided in any other Loan Document, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of all of the Lenders. Upon request by Agent or Borrower at any time, Agent and the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 12.11; provided, however, that (1) Agent
                                              --------  -------
shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

          (b) Agent shall have no obligation whatsoever to any other member of the Lender Group to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any other member of the Lender Group as to any of the foregoing, except as otherwise provided herein.

          SECTION 12.12. Restrictions on Actions by Agent and the Lenders;
                         ------------------------------------------------
Sharing Payments.
----------------

          (a) Agent and each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such member of the Lender Group to Borrower or any accounts of Borrower now or hereafter maintained with such member of the Lender Group. Agent and each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such member of the Lender group any preference or priority against the other members of the Lender group with respect to the Collateral.

          (b) Subject to Section 12.04, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender's ratable portion of all such distributions by Agent, such Lender promptly shall turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in same day funds, as applicable, for the account of the Lender Group and for apportionment and application to the Obligations in accordance with Section 3.03 hereof.

          SECTION 12.13. Withholding Tax.
                         ---------------

          (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Borrower, to deliver to Agent and
Borrower:

               (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

               (iii) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent will treat such Lender's IRS Form 1001 as no longer valid.

          (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the IRC.

          (d) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by clause (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of Agent.

          SECTION 12.14. Several Obligations; No Liability. Notwithstanding that
                         ---------------------------------
certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of an Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any member of the Lender Group any interest in, or subject any member of the Lender Group to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other member of the Lender Group. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no member of the Lender Group shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 12.05, no Agent or any Lender shall have any liability for the acts of the other Agent or any other Lender. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

                 [Remainder of page left intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:
                                        ---------

                                        GULF STATES STEEL, INC. OF ALABAMA


                                        By:_______________________________
                                             Name
                                             Title:

                                        AGENT:
                                        -----

                                        ABLECO FINANCE LLC, as Agent


                                        By:_________________________________
                                        Name:
                                        Title:

                                   LENDERS:
                                   -------

                                   ABLECO FINANCE LLC

                                   By:__________________________________
                                   Name:
                                   Title:

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                                  Schedule B

                             Actuarial Information

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(f)

                                 Subsidiaries

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(g)

                                  Litigation

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(l)

                           Compliance with Law, Etc.

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(j)

                                     ERISA

                 GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                 ----------------------------------------------

                                Schedule 5.01(n)

                            Adverse Agreements, Etc.

                 GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                 ----------------------------------------------

                                Schedule 5.01(s)

                          Operating Lease Obligations

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(t)

                             Environmental Matters

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(u)

                                   Insurance

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(w)

                                 Bank Accounts

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(x)

                                 Real Property

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(x)

                                 Real Property

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(y)

                             Intellectual Property

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(z)

                              Material Contracts

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 5.01(h)

                                   Inventory

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.01(e)

                             Collateral Locations

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.01(j)

                                 Environmental

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.01(l)

                   Change in Collateral; Collateral Records

                                    -xviii-

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.02(a)

                                Existing Liens

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.02(b)

                             Existing Indebtedness

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.02(c)

                           Compliance with Law, Etc.

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.02(e)

                      Loans, Advances, Investments, Etc.

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                               Schedule 6.02(k)

                   Limitation on Dividends and Other Payment
                      Restrictions Affecting Subsidiaries

                                    -xxiii-

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                                 Schedule C-1

                       Lender's Term Loan A Commitments

                GULF STATES STEEL, INC. AND ABLECO FINANCE LLC
                ----------------------------------------------

                                 Schedule C-1

                       Lender's Term Loan B Commitments

                                   EXHIBITS
                                   --------


Exhibit B           Form of Term Note
Exhibit B-1         Term Note A
Exhibit B-2         Term Note B
Exhibit D           Form of Security Agreement (Borrower)
Exhibit G           Form of notice of Borrowing
Exhibit I           Form of Opinion of Counsel
Exhibit J           Form of Opinion of Local Counsel
Exhibit K           Form of Intercreditor [and Subordination] Agreement
Exhibit L           Form of Interim Bankruptcy Court Order